UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21712

Clough Global Equity Fund

(exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Erin D. Nelson, Secretary

Clough Global Equity Fund

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code:  303-623-2577

Date of fiscal year end:      October 31

Date of reporting period:    April 1, 2014 - October 31, 2014*

*The Board of Trustees of the Clough Global Allocation Fund (the “Registrant”) announced, on September 12, 2014, approval to change the fiscal year-end of the Registrant from March 31 to October 31.

Item 1.	Reports to Stockholders.

Clough Capital Partners, LP

Boston • Hong Kong

10 . 31 . 14

ANNUAL REPORT

Clough Global Allocation Fund

Clough Global Equity Fund

Clough Global Opportunities Fund

SECTION 19(B) DISCLOSURE

October 31, 2014 (Unaudited)

Clough Global Allocation Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund (each a “Fund” and collectively, the “Funds”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Fund’s Board of Trustees (the “Board”), have adopted a plan, consistent with each Fund’s investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, Clough Global Allocation Fund and Clough Global Equity Fund currently distribute $0.105 per share on a monthly basis and Clough Global Opportunities Fund distributes $0.095 per share on a monthly basis.

The fixed amount distributed per share is subject to change at the discretion of each Fund’s Board. Under the Plan, each Fund will distribute all available investment income to its shareholders, consistent with each Fund’s primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a monthly basis, each Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable each Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about each Fund’s investment performance from the amount of these distributions or from the terms of the Plan. Each Fund’s total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate each Fund’s Plan without prior notice if it deems such action to be in the best interest of either the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if a Fund’s stock is trading at or above net asset value) or widening an existing trading discount. Each Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, increased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to each Fund’s prospectus for a more complete description of its risks.

Please refer to Additional Information for a cumulative summary of the Section 19(a) notices for each Fund’s current fiscal period. Section 19(a) notices for each Fund, as applicable, are available on the Clough Global Closed-End Funds website www.cloughglobal.com.

Clough Global Funds	Table of Contents

Shareholder Letter	Clough Global Funds
October 31, 2014 (Unaudited)

To Our Shareholders:

Clough Global Allocation Fund (GLV)

During the seven-months ended October 31, 2014, the Clough Global Allocation Fund’s total return, assuming reinvestment of all distributions, was 1.68% based on the net asset value and 0.97% based on the market price of the Fund. The S&P 500 and the MSCI World Index returned 9.02% and 3.59% respectively over the same period. During the seven-months ended October 31, 2014, the Fund paid $0.74 per share in distributions. As of October 31st, the Fund had a dividend distribution rate on the market price of 8.63%.

Clough Global Equity Fund (GLQ)

During the seven-months ended October 31, 2014, the Clough Global Equity Fund’s total return, assuming reinvestment of all distributions, was 0.86% based on the net asset value and -2.33% based on the market price of the Fund. The S&P 500 and the MSCI World Index returned 9.02% and 3.59% respectively over the same period. During the seven-months ended October 31, 2014, the Fund paid $0.74 per share in distributions. As of October 31st, the Fund had a dividend distribution rate on the market price of 8.79%.

Clough Global Opportunities Fund (GLO)

During the seven-months ended October 31, 2014, the Clough Global Opportunities Fund’s total return, assuming reinvestment of all distributions, was 1.39% based on the net asset value and 0.70% based on the market price of the Fund. The S&P 500 and the MSCI World Index returned 9.02% and 3.59% respectively over the same period. During the seven-months ended October 31, 2014, the Fund paid $0.67 per share in distributions. As of October 31st, the Fund had a dividend distribution rate on the market price of 9.36%.

One thing that has been supportive of equities for the past two years has been the aggressive expansion of liquidity on the part of the Fed. That in turn has depressed securities market volatility. All has now changed. Volatility first emerged in the foreign exchange market several weeks ago, a market where trillions of dollars are traded weekly. One reason for its reemergence is clear: tapering removes that support central bank liquidity has provided the capital markets. Another reason for the rise in volatility is a slowing global economy and the fact that systemic weakness in Europe has finally reached into Germany, where export orders and industrial activity have weakened. As an aside, Europe’s problems are actually positive for the Fund. As you know we have had a short European bank trade on for some time. We still believe very large capital raises lie ahead for the banks. While some of our strategies have been flat over the last six months, we still believe they have promise for high returns in this new environment.

Our positions in the housing sector encompass both homebuilders and companies involved in providing mortgage insurance. The mortgage insurance industry has the potential of being both rapidly growing and highly profitable in the absence of another collapse in residential housing prices we think. That is unlikely. The industry is under building demand. Meanwhile apartment rents are 15% higher year-on-year so that alternative to single family housing is getting pricey at a time mortgage costs are declining. The cog in the machine is mortgage availability which is still depressed largely due to regulatory issues but they are likely to ease. Sheila Bair, the former FDIC (Federal Deposit Insurance Corporation) Chair, wrote a piece in Fortune suggesting a less restrictive mortgage lending environment. In addition, Fannie Mae and Freddie Mac announced a joint campaign to make credit more accessible to first time home buyers. The recent move lower in 30 year mortgage rates below 4% should also provide a tailwind for the sector. Meanwhile MGIC Investment Corp., a mortgage insurer held by the Fund, reported a 21% year-on-year rise in new insurance in the third quarter in a flat market as the private companies take share from the FHA (Federal Housing Administration). It may require some patience, but a housing cycle seems more likely.

Citigroup Corp., the Funds’ largest position reported third quarter revenues rose 10% year-on-year while expenses dropped 6% and total credit costs dropped 11%. Citi Holdings (the so-called “bad bank”) was profitable for the second quarter in a row. Net interest margins and trading revenues improved, as did international consumer revenues. Citi’s capital and leverage ratios are far above peers, yet the stock still sells 15% below tangible book and 30% below stated book. It is notable that one third of the company’s earnings came from its Asian consumer business. Citi is part of an oligopoly of only three global banks which can offer corporate banking services worldwide.

Healthcare continues to be one of the largest contributor to performance for 2014. The Funds are long names that will continue to benefit from the M&A (Mergers and Acquisitions) environment. Large slow growing names in the space need to acquire companies to maintain product pipelines. We are long mid cap names with launched products and no partners that make for attractive acquisition targets. The Funds also continue to be long hospitals that benefit from the implementation of the Affordable Care Act. Medicaid is now correcting roughly 10% top line losses for hospitals. Potential losses of the past will now be backed by the government. The Funds are also long equipment names that can benefit from an emerging hospital capital expenditure cycle. The long position in Healthcare is hedged with shorts in Biotech and HMO’s (Health Maintenance Organization) where valuations look vulnerable.

On the Asia front, we think China’s A share market (SHCOMP, Shanghai Stock Exchange Composite Index) could be the world’s best performing index over the next few years. That index rose 6.9% in September on a 65% year on year rise in turnover while western stocks stumbled. Our thinking is based on China’s transformation from a credit dependent industrial economy with a mercantilist bent to a consumer based services economy. The China consumer is spending big time. One piece of evidence of this is a structural change in its current account makeup. China’s merchandise trade balance was a positive $358 billion in 2013, but that merely means it returned to its 2008 peak. However, China’s total current account is

2	www.cloughglobal.com

Clough Global Funds	Shareholder Letter
October 31, 2014 (Unaudited)

deteriorating because of a growing deficit in trade from services. That means services consumption is rising rapidly. A boom in transportation and tourism services is simply reflective of the boom in services spending generally across China.

One way to think about Asia is that everywhere in Asia, reform is underway. Reform governments are in power in China and India, the Abe government is the best Japan has had in 30 years outside of Junichiro Koizumi. A former salesperson is in power in Indonesia. The army is currently in charge in Thailand but the army is popular and business friendly. In brief, approximately 8-9% of each Fund is invested here at present, largely in China, India, Japan and South Korea, and we are seeking ways to increase that exposure.

The Funds have benefited this year by being long 30 year Treasuries and A rated US corporate bonds. 20% of equity in GLV and GLO and 10% of equity in GLQ are currently in fixed income assets. The recent volatility has made pricing more attractive in corporate bonds and we will continue to add to this allocation opportunistically. We still believe we are in a low interest rate world and deflationary forces in Europe will continue to make US Treasuries and corporate debt an attractive source of income.

If you have any questions about your investment, please call 1-877-256-8445.

Sincerely,

Charles I. Clough, Jr.

Robert M. Zdunczyk

Past performance is no guarantee of future results.

The information in this letter represents the opinions of the individual Portfolio Managers and is not intended to be a forecast of future events, a guarantee of future results, or investment advice.

The Fund’s distribution policy will, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio.

Sources of distributions to shareholders may include net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. If a distribution includes anything other than net investment income, the applicable Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. Please refer to Additional Information for a cumulative summary of the Section 19(a) notices for each Fund’s current period. The actual amounts and sources of distributions for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The estimates may not match the final tax characterization (for the full year’s distributions) contained in the shareholder’s Form 1099-DIV. Distribution payments are not guaranteed; distribution rates may vary.

MSCI World Index – A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

S&P 500® Index – Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

Shanghai Stock Exchange Composite-Index – A capitalization-weighted index. The index tracks the daily price performance of all A-shares and B-shares listed on the Shanghai Stock Exchange.

30-year Treasuries – A U.S. Treasury debt obligation that has a maturity of 30 years. The 30-year Treasury used to be the bellwether U.S. bond but now most consider the 10-year Treasury to be the benchmark.

A-rated US corporate bonds – A rating that indicates that a municipal or corporate bond has a relatively low risk of default. Bond rating firms, such as Standard & Poor’s, use different designations consisting of upper- and lower-case letters ‘A’ and ‘B’ to identify a bond’s credit quality rating. ‘AAA’ and ‘AA’ (high credit quality) and ‘A’ and ‘BBB’ (medium credit quality) are considered investment grade. Credit ratings for bonds below these designations (‘BB’, ‘B’, ‘CCC’, etc.) are considered low credit quality, and are commonly referred to as “junk bonds”.

It is not possible to invest directly in an index.

Annual Report | October 31, 2014	3

Shareholder Letter	Clough Global Funds
October 31, 2014 (Unaudited)

CLOUGH GLOBAL ALLOCATION FUND
Top 10 Equity Holdings*	% of Total Portfolio
1. Citigroup, Inc.	4.20%
2. Bank of America Corp.	4.13%
3. Western Union Co.	3.02%
4. DR Horton, Inc.	2.72%
5. CarMax, Inc.	2.70%
6. Lennar Corp. - Class A	2.55%
7. Lam Research Corp.	2.24%
8. Allison Transmission Holdings, Inc.-144A	2.08%
9. Signet Jewelers, Ltd.	2.02%
10. Two Harbors Investment Corp.	1.97%

CLOUGH GLOBAL EQUITY FUND
Top 10 Equity Holdings*	% of Total Portfolio
1. Citigroup, Inc.	4.29%
2. Bank of America Corp.	4.22%
3. Western Union Co.	3.05%
4. DR Horton, Inc.	2.76%
5. CarMax, Inc.	2.71%
6. Lennar Corp. - Class A	2.58%
7. Lam Research Corp.	2.27%
8. Allison Transmission Holdings, Inc.-144A	2.19%
9. Signet Jewelers, Ltd.	2.05%
10. Two Harbors Investment Corp.	1.99%

CLOUGH GLOBAL OPPORTUNITIES FUND
Top 10 Equity Holdings*	% of Total Portfolio
1. Citigroup, Inc.	4.25%
2. Bank of America Corp.	4.19%
3. Western Union Co.	3.05%
4. DR Horton, Inc.	2.75%
5. CarMax, Inc.	2.72%
6. Lennar Corp. - Class A	2.59%
7. Lam Research Corp.	2.26%
8. Allison Transmission Holdings, Inc.-144A	2.14%
9. Signet Jewelers, Ltd.	2.05%
10. Two Harbors Investment Corp.	2.00%

Holdings are subject to change.

* Only long positions are listed.

4	www.cloughglobal.com

Clough Global Allocation Fund	Portfolio Allocation
October 31, 2014 (Unaudited)

Asset Allocation*

Common Stock - US	79.03%
Common Stock - Foreign	12.52%
Exchange Traded Funds	-16.91%

Total Equities	74.64%

Government L/T	8.17%
Asset/Mortgage Backed	8.26%
Corporate Debt	6.21%

Total Fixed Income	22.64%

Short-Term Investments	1.88%
Other (Foreign Cash)	0.65%
Total Return Swap Contracts	0.19%
Warrant	0.03%
Option	-0.03%

Total Other	2.72%

TOTAL INVESTMENTS	100.00%

*	Percentages are based on total investments, including options written and securities sold short. Holdings are subject to change.
^	Includes securities sold short and foreign cash balances.
†	US Multinational Corporations – has more than 50% of revenues derived outside of the U.S.

Global Securities Holdings^

United States	67.47%
U.S. Multinationals†	18.53%
Japan	3.22%
United Kingdom	3.18%
China	3.05%
Brazil	1.36%
Ireland	1.13%
Canada	0.85%
South Korea	0.66%
European Union	0.54%
Other	0.01%

TOTAL INVESTMENTS	100.00%

Annual Report | October 31, 2014	5

Portfolio Allocation	Clough Global Equity Fund
October 31, 2014 (Unaudited)

Asset Allocation*

Common Stock - US	86.04%
Common Stock - Foreign	14.35%
Exchange Traded Funds	-16.97%

Total Equities	83.42%

Government L/T	7.25%
Corporate Debt	4.29%
Asset/Mortgage Backed	1.58%

Total Fixed Income	13.12%

Short-Term Investments	2.44%
Other (Foreign Cash)	0.84%
Total Return Swap Contracts	0.18%
Warrant	0.03%
Option	-0.03%

Total Other	3.46%

TOTAL INVESTMENTS	100.00%

*	Percentages are based on total investments, including options written and securities sold short. Holdings are subject to change.
^	Includes securities sold short and foreign cash balances.
†	US Multinational Corporations – has more than 50% of revenues derived outside of the U.S.

Global Securities Holdings^

United States	64.75%
U.S. Multinationals†	19.24%
China	3.72%
Japan	3.61%
United Kingdom	3.23%
Canada	1.41%
Brazil	1.37%
Ireland	1.13%
South Korea	0.84%
Hong Kong	0.67%
Other	0.03%

TOTAL INVESTMENTS	100.00%

6	www.cloughglobal.com

Clough Global Opportunities Fund	Portfolio Allocation
October 31, 2014 (Unaudited)

Asset Allocation*

Common Stock - US	79.51%
Common Stock - Foreign	12.70%
Exchange Traded Funds	-17.13%

Total Equities	75.08%

Government L/T	7.74%
Asset/Mortgage Backed	8.24%
Corporate Debt	6.00%

Total Fixed Income	21.98%

Short-Term Investments	2.08%
Other (Foreign Cash)	0.66%
Total Return Swap Contracts	0.19%
Warrant	0.03%
Option	-0.02%

Total Other	2.94%

TOTAL INVESTMENTS	100.00%

*	Percentages are based on total investments, including options written and securities sold short. Holdings are subject to change.
^	Includes securities sold short and foreign cash balances.
†	US Multinational Corporations – has more than 50% of revenues derived outside of the U.S.

Global Securities Holdings^

United States	67.02%
U.S. Multinationals†	18.77%
Japan	3.27%
United Kingdom	3.22%
China	3.10%
Brazil	1.38%
Ireland	1.13%
Canada	0.87%
South Korea	0.66%
Netherlands	0.55%
Other	0.03%

TOTAL INVESTMENTS	100.00%

Annual Report | October 31, 2014	7

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Clough Global Allocation Fund,

Clough Global Equity Fund, and

Clough Global Opportunities Fund

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Clough Global Allocation Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund (each a “Fund”, collectively the “Funds”) as of October 31, 2014, and the related statements of operations and cash flows for the seven months ended October 31, 2014 and for the year ended March 31, 2014, the statements of changes in net assets for the seven months ended October 31, 2014 and the years ended March 31, 2014 and 2013, and the financial highlights for each of the four periods in the period ended October 31, 2014. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods indicated prior to March 31, 2012 were audited by another independent registered public accounting firm whose report, dated May 18, 2011, expressed unqualified opinions on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers or counterparties were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Clough Global Allocation Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund as of October 31, 2014, the results of their operations, their cash flows and the changes in their net assets for each of the periods indicated in the period then ended, and the financial highlights for each of the four periods in the period ended October 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

December 23, 2014

8	www.cloughglobal.com

Clough Global Allocation Fund	Statement of Investments
October 31, 2014

	Shares	Value
COMMON STOCKS 114.59%
Consumer Discretionary 30.23%

Diversified Consumer Services 0.71%
Service Corp. International(a)	57,700	$1,261,899

Hotels 2.49%
Melco Crown Entertainment, Ltd. - ADR(a)	14,200	385,388
SeaWorld Entertainment, Inc.(a)(b)	42,900	825,396
Wyndham Worldwide Corp.(a)(b)	41,080	3,190,684

		4,401,468

Household Durables 8.50%
DR Horton, Inc.(a)(b)	222,226	5,064,531
Lennar Corp. - Class A(a)(b)	110,200	4,747,416
Man Wah Holdings, Ltd.	408,065	610,376
PulteGroup, Inc.(a)(b)	104,549	2,006,295
Sony Corp.	35,600	656,694
Toll Brothers, Inc.(a)(b)(c)	61,125	1,952,944

		15,038,256

Internet & Catalog Retail 4.52%
Liberty Interactive Corp. - Class A(a)(c)	65,212	1,704,642
Liberty TripAdvisor Holdings, Inc. - Class A(a)(b)(c)	54,217	1,712,173
Liberty Ventures - Series A(a)(b)(c)	79,772	2,799,997
Priceline Group, Inc.(a)(c)	1,477	1,781,572

		7,998,384

Media 6.75%
Charter Communications, Inc. - Class A(a)(b)(c)	17,100	2,708,469
Comcast Corp. - Class A(a)(b)	54,600	3,022,110
IMAX Corp.(a)(b)(c)	50,200	1,478,892
Liberty Media Corp. - Class A(a)(b)(c)	50,112	2,406,378
Liberty Media Corp. - Class C(a)(b)(c)	48,424	2,320,962

		11,936,811

Multiline Retailing 0.34%
Don Quijote Holdings Co., Ltd.	10,400	610,158

Specialty Retail 6.92%
AutoNation, Inc.(a)(c)	60,136	3,443,387
CarMax, Inc.(a)(c)	90,100	5,037,491
Signet Jewelers, Ltd.(a)(b)	31,350	3,762,314

		12,243,192

TOTAL CONSUMER DISCRETIONARY		53,490,168

	Shares	Value
Consumer Staples 1.34%
Brasil Pharma S.A.(c)(d)	241,474	$353,747
Hypermarcas S.A.(c)	62,500	436,610
M Dias Branco S.A.	12,300	478,319
Suntory Beverage & Food, Ltd.	10,600	375,117
Vinda International Holdings, Ltd.	480,498	728,633

		2,372,426

Energy 8.31%
Anadarko Petroleum Corp.(a)(b)	7,200	660,816
Concho Resources, Inc.(a)(c)	6,400	697,792
Delek US Holdings, Inc.	5,800	196,562
EOG Resources, Inc.(a)	5,900	560,795
Halliburton Co.(a)(b)	18,400	1,014,576
Helmerich & Payne, Inc.(a)(b)	6,600	573,012
HollyFrontier Corp.	7,500	340,350
InterOil Corp.(a)(b)(c)	15,819	895,988
Marathon Petroleum Corp.(a)	19,300	1,754,370
Nabors Industries, Ltd.(a)(b)	38,600	689,010
Patterson-UTI Energy, Inc.(a)(b)	27,500	633,325
Penn Virginia Corp.(a)(b)(c)	37,200	318,804
Phillips 66(a)	15,100	1,185,350
Stone Energy Corp.(a)(c)	13,900	340,550
Tesoro Corp.(a)	19,700	1,406,777
Valero Energy Corp.(a)	37,800	1,893,402
Western Refining, Inc.(a)	33,900	1,545,501

		14,706,980

Financials 27.11%
Business Development Corporations 1.32%
Ares Capital Corp.(a)	65,900	1,053,741
Golub Capital BDC, Inc.	73,800	1,278,954

		2,332,695

Capital Markets 2.99%
CITIC Securities Co., Ltd. - Class H	319,500	796,778
Haitong Securities Co., Ltd. - Class H	224,000	384,157
Ladder Capital Corp. - Class A(a)(c)	29,604	562,180
Morgan Stanley(a)(b)	101,387	3,543,476

		5,286,591

Commercial Banks 2.92%
First Republic Bank(a)(b)	68,200	3,473,426
Grupo Financiero Banorte SAB de CV - Class O	105,888	678,595
SunTrust Banks, Inc.(a)(b)	25,954	1,015,840

		5,167,861

Diversified Financials 9.85%
Atlas Mara Co.-Nvest, Ltd.(c)(d)	183,658	1,919,226

Annual Report | October 31, 2014	9

Statement of Investments	Clough Global Allocation Fund
October 31, 2014

	Shares	Value
Financials (continued)
Bank of America Corp.(a)(b)	447,991	$7,687,526
Citigroup, Inc.(a)(b)	146,230	7,827,692

		17,434,444

Insurance 4.08%
American International Group, Inc.(a)(b)	62,400	3,342,768
Genworth Financial, Inc. - Class A(a)(b)(c)	146,593	2,050,836
Hartford Financial Services Group, Inc.	46,208	1,828,913

		7,222,517

Real Estate Investment Trusts 3.87%
Colony Financial, Inc.(a)	48,100	1,071,668
PennyMac Mortgage Investment Trust(a)	97,714	2,109,645
Two Harbors Investment Corp.(a)	362,100	3,668,073

		6,849,386

Real Estate Management & Development 0.61%
BHG S.A. - Brazil Hospitality Group(c)	59,300	428,375
BR Properties S.A.	80,400	406,234
Leopalace21 Corp.(c)	41,600	252,581

		1,087,190

Thrifts & Mortgage Finance 1.47%
MGIC Investment Corp.(a)(b)(c)	291,570	2,600,804

TOTAL FINANCIALS		47,981,488

Health Care 18.47%
AbbVie, Inc.(a)(b)	26,500	1,681,690
Accuray, Inc.(c)	45,600	288,648
Aegerion Pharmaceuticals, Inc.(a)(b)(c)	29,900	603,681
Akorn, Inc.(a)(c)	17,000	757,350
Alkermes PLC(a)(b)(c)	12,500	631,875
Astellas Pharma, Inc.	23,000	347,892
Auris Medical Holding AG(a)(c)	30,600	141,066
Biogen Idec, Inc.(a)(c)	5,890	1,891,161
Bristol-Myers Squibb Co.(a)	32,187	1,872,962
Centene Corp.(a)(c)	4,057	375,962
Cerner Corp.(a)(c)	14,800	937,432
Community Health Systems, Inc.(a)(b)(c)	23,400	1,286,298
Endo International PLC(a)(b)(c)	16,800	1,124,256
Flamel Technologies S.A. - Sponsored ADR(a)(c)	36,245	442,189

	Shares	Value
Health Care (continued)
GW Pharmaceuticals PLC - ADR(a)(b)(c)	17,100	$1,261,125
HCA Holdings, Inc.(a)(c)	17,577	1,231,269
Healthways, Inc.(c)	45,029	697,949
Hologic, Inc.(c)	13,200	345,708
Illumina, Inc.(c)	3,800	731,804
Intrexon Corp.(a)(b)(c)	74,904	1,671,857
Intuitive Surgical, Inc.(c)	1,400	694,120
Ironwood Pharmaceuticals, Inc.(a)(b)(c)	26,400	370,128
Jazz Pharmaceuticals PLC(a)(b)(c)	5,677	958,505
LifePoint Hospitals, Inc.(a)(c)	23,627	1,653,890
PAREXEL International Corp.(c)	12,500	678,875
Perrigo Co. PLC	1,400	226,030
Pfizer, Inc.(a)	73,500	2,201,325
Salix Pharmaceuticals, Ltd.(a)(b)(c)	6,120	880,362
Sanofi - ADR(a)	28,553	1,320,291
Select Medical Holdings Corp.	16,100	232,162
Shire PLC - ADR(a)	10,500	2,097,900
Team Health Holdings, Inc.(a)(c)	15,534	971,496
Varian Medical Systems, Inc.(c)	12,400	1,043,088
Veracyte, Inc.(a)(c)	65,956	532,265
WellPoint, Inc.(a)	4,010	508,027

		32,690,638

Industrials 11.94%
Allegion PLC(a)(b)	47,000	2,495,230
Allison Transmission Holdings, Inc.(a)(b)(d)	119,341	3,876,196
Armstrong World Industries, Inc.(c)	11,100	537,462
CIRCOR International, Inc.(a)	3,100	232,965
FANUC Corp.	3,900	663,859
FLIR Systems, Inc.(a)(b)	75,800	2,541,574
GEA Group AG	32,615	1,499,778
IHI Corp.	112,000	525,475
Kirby Corp.(c)	10,900	1,205,322
Localiza Rent A Car S.A.	29,900	431,021
Mitsubishi Heavy Industries, Ltd.	182,000	1,107,636
Roper Industries, Inc.(a)	12,600	1,994,580
TransDigm Group, Inc.	3,100	579,793
ViaSat, Inc.(a)(b)(c)	40,749	2,552,517
Wesco Aircraft Holdings, Inc.(a)(c)	50,200	891,050

		21,134,458

Information Technology 14.59%
Alibaba Group Holding, Ltd. - Sponsored ADR(a)(b)(c)	10,400	1,025,440
Apple, Inc.(a)	6,200	669,600
Applied Materials, Inc.(a)	34,900	770,941
Broadcom Corp. - Class A	21,200	887,856

10	www.cloughglobal.com

Clough Global Allocation Fund	Statement of Investments
October 31, 2014

	Shares	Value
Information Technology (continued)
eBay, Inc.(a)(b)(c)	29,235	$1,534,838
EMC Corp.	29,100	836,043
EVERTEC, Inc.(a)	37,842	859,013
GCL-Poly Energy Holdings, Ltd.(c)	1,501,000	507,098
Google, Inc. - Class A(a)(b)(c)	2,836	1,610,479
Google, Inc. - Class C(a)(b)(c)	3,240	1,811,419
Hoya Corp.	8,800	306,130
Lam Research Corp.(a)(b)	53,700	4,181,082
NXP Semiconductor NV(a)(c)	14,452	992,274
Recruit Holdings Co., Ltd.(c)	19,300	634,885
RF Micro Devices, Inc.(c)	8,800	114,488
Samsung Electronics Co., Ltd.	620	721,679
Samsung SDS Co., Ltd.(c)(e)	35	6,222
Semiconductor Manufacturing International Corp.(c)	3,641,000	375,596
Skyworks Solutions, Inc.(a)	20,000	1,164,800
Western Digital Corp.(a)	11,900	1,170,603
Western Union Co.(a)(b)	332,255	5,635,045

		25,815,531

Materials 1.51%
Berry Plastics Group, Inc.(a)(c)	50,346	1,310,003
Graphic Packaging Holding Co.(a)(c)	112,505	1,364,686

		2,674,689

Telecommunication Services 1.09%
China Mobile, Ltd.	45,000	559,951
KT Corp.	16,100	494,119
Nippon Telegraph & Telephone Corp.	14,200	871,279

		1,925,349

TOTAL COMMON STOCKS (Cost $190,534,802)		202,791,727

EXCHANGE TRADED FUNDS 1.70%
CSOP FTSE China A50 ETF	997,600	1,201,471
SPDR® Gold Shares(a)(c)	16,070	1,810,446

		3,011,917

TOTAL EXCHANGE TRADED FUNDS (Cost $3,311,157)		3,011,917

	Shares	Value
WARRANTS 0.03%
Brasil Pharma S.A., Strike price 5.50 (BRL), Expires 6/24/2016(c)(e)	24,186	$2,831
Atlas Mara Co.-Nvest, Ltd., Strike price $11.50, Expires 12/17/2017(c)(d)	116,958	46,783

TOTAL WARRANTS (Cost $1,170)		49,614

Description and Maturity Date	Principal Amount	Value
CORPORATE BONDS 6.55%
Bank of America Corp.
Series V, Perpetual Maturity, 5.125%(a)(f)(g)	$1,850,000	1,803,750
Bristol-Myers Squibb Co.
08/01/2042, 3.250%	800,000	686,079
Citigroup, Inc.
Series N, Perpetual Maturity, 5.800%(f)(g)	750,000	753,375
Colgate-Palmolive Co.
11/15/2021, 2.450%	750,000	745,424
Fifth Third Bancorp
Series J, Perpetual Maturity, 4.900%(a)(f)(g)	1,300,000	1,285,765
JPMorgan Chase & Co.
Series V, Perpetual Maturity, 5.000%(a)(f)(g)	1,950,000	1,928,063
Morgan Stanley
Series H, Perpetual Maturity, 5.450%(a)(f)(g)	1,450,000	1,458,610
Provident Bank of Maryland
05/01/2018, 9.500%(a)	1,000,000	1,000,000
Stifel Financial Corp.
07/18/2024, 4.250%(a)	1,200,000	1,219,008
Wal-Mart Stores, Inc.
04/11/2043, 4.000%(a)	700,000	702,896

TOTAL CORPORATE BONDS (Cost $11,604,758)		11,582,970

ASSET/MORTGAGE BACKED SECURITIES 8.69%
Federal Home Loan Mortgage Corp. REMICS
Series 2013-4185, Class PB, 03/15/2043, 3.000%(a)	594,481	577,351

Annual Report | October 31, 2014	11

Statement of Investments	Clough Global Allocation Fund
October 31, 2014

Description and Maturity Date	Principal Amount	Value
ASSET/MORTGAGE BACKED SECURITIES (continued)
Federal National Mortgage Association REMICS
Series 2013-100, Class MS, 06/25/2043, 3.848%(a)(f)	$707,249	$685,578
Series 2013-67, Class BP, 07/25/2043, 3.000%(a)	1,244,555	1,210,719
Series 2013-132, Class LB, 01/25/2044, 3.000%	758,409	753,143
Government National Mortgage Association
Series 2014-86, Class A, 11/16/2040, 2.650%	397,322	404,521
Series 2014-112, Class AB, 12/16/2040, 2.350%	1,193,532	1,217,312
Series 2014-81, Class EC, 12/20/2042, 2.000%	985,634	952,539
Series 2014-54, Class AB, 10/16/2043, 2.619%	1,387,560	1,410,775
Series 2014-28, Class A, 01/16/2046, 2.000%	543,721	546,205
Series 2014-134, Class A, 09/16/2047, 3.100%(a)(f)	1,797,511	1,841,797
Series 2014-120, Class A, 04/16/2056, 2.800%(f)	995,783	1,016,601
Series 2014-120, Class AC, 04/16/2056, 2.650%(f)	1,614,753	1,621,458
Small Business Administration Participation Certificates
Series 2008-20L, Class 1, 12/01/2028, 6.220%(a)	297,445	340,216
Series 2012-20J, Class 1, 10/01/2032, 2.180%	2,037,021	1,992,152
Series 2013-20E, Class 1, 05/01/2033, 2.070%	842,124	814,943

TOTAL ASSET/MORTGAGE BACKED SECURITIES (Cost $15,330,282)		15,385,310

GOVERNMENT & AGENCY OBLIGATIONS 8.60%
U.S. Treasury Bonds
05/15/2024, 2.500%(a)	1,400,000	1,422,422
05/15/2030, 6.250%(a)	1,200,000	1,747,031
02/15/2031, 5.375%(a)	1,200,000	1,622,063
02/15/2038, 4.375%(a)	1,600,000	1,990,626
11/15/2041, 3.125%(a)	1,600,000	1,630,000
02/15/2042, 3.125%(a)	3,000,000	3,050,157
11/15/2042, 2.750%(a)	4,000,000	3,761,876

TOTAL GOVERNMENT & AGENCY OBLIGATIONS (Cost $15,010,655)		15,224,175

	Principal Amount	Value
SHORT-TERM INVESTMENTS 1.98%
U.S. Treasury Bills 1.98%
U.S. Treasury Bills Discount Notes
11/28/2014, 0.040%(a)(h)	$2,000,000	$1,999,940
02/26/2015, 0.015%(a)(h)	1,500,000	1,499,904

		3,499,844

TOTAL SHORT-TERM INVESTMENTS (Cost $3,499,864)		3,499,844

Total Investments - 142.14% (Cost $ 239,292,688)		251,545,557

Liabilities in Excess of Other Assets - (42.14%)(i)		(74,577,124)

NET ASSETS - 100.00%		$176,968,433

SCHEDULE OF WRITTEN OPTIONS	Number of Contracts	Value

CALL OPTIONS WRITTEN (0.03%)
Service Corp. International,
Expires December, 2014,
Exercise Price $22.50	(200)	$(9,500)
Signet Jewelers, Ltd., Expires November, 2014, Exercise Price $115.00	(82)	(49,200)

TOTAL CALL OPTIONS WRITTEN (Premiums received $34,512)		(58,700)

TOTAL WRITTEN OPTIONS (Premiums received $34,512)		$(58,700)

SCHEDULE OF SECURITIES SOLD SHORT(c)	Shares	Value
COMMON STOCKS (18.18%)
Consumer Discretionary (1.53%)
Auto Components (0.50%)
Johnson Controls, Inc.	(18,800)	$(888,300)

Hotels (0.59%)
Wynn Resorts, Ltd.	(5,500)	(1,045,055)

Internet & Catalog Retail (0.44%)
Expedia, Inc.	(9,100)	(773,227)

TOTAL CONSUMER DISCRETIONARY		(2,706,582)

12	www.cloughglobal.com

Clough Global Allocation Fund	Statement of Investments
October 31, 2014

SCHEDULE OF SECURITIES SOLD SHORT(c)	Shares	Value
Financials (3.39%)
Capital Markets (1.32%)
Deutsche Bank AG	(33,500)	$(1,049,220)
Mediobanca SpA	(146,479)	(1,288,591)

		(2,337,811)

Commercial Banks (1.09%)
BNP Paribas S.A.	(9,600)	(603,196)
Credit Agricole S.A.	(36,933)	(545,902)
Societe Generale S.A.	(7,894)	(380,015)
UniCredit SpA	(56,909)	(410,777)

		(1,939,890)

Diversified Financials (0.76%)
Intercontinental Exchange, Inc.	(1,746)	(363,674)
NASDAQ OMX Group, Inc.	(22,800)	(986,328)

		(1,350,002)

Insurance (0.22%)
Everest Re Group, Ltd.	(2,242)	(382,597)

TOTAL FINANCIALS		(6,010,300)

Health Care (8.57%)
Amgen, Inc.	(5,240)	(849,823)
athenahealth, Inc.	(17,810)	(2,181,725)
Cigna Corp.	(14,300)	(1,423,851)
CR Bard, Inc.	(4,510)	(739,505)
Gilead Sciences, Inc.	(4,000)	(448,000)
Hospira, Inc.	(20,000)	(1,074,000)
Humana, Inc.	(10,300)	(1,430,155)
Merck & Co., Inc.	(29,700)	(1,720,818)
St. Jude Medical, Inc.	(26,400)	(1,694,088)
Stryker Corp.	(11,800)	(1,032,854)
UnitedHealth Group, Inc.	(14,500)	(1,377,645)
Waters Corp.	(10,800)	(1,196,640)

		(15,169,104)

Industrials (2.12%)
Caterpillar, Inc.	(10,200)	(1,034,382)
Emerson Electric Co.	(16,200)	(1,037,772)
Rolls-Royce Holdings PLC	(30,300)	(408,608)
Rolls-Royce Holdings Preference - C Shares(e)	(2,727,000)	(4,362)
Sandvik AB	(48,651)	(533,016)
SPX Corp.	(7,800)	(739,362)

		(3,757,502)

Information Technology (0.75%)
Freescale Semiconductor, Ltd.	(46,700)	(928,863)
Paychex, Inc.	(8,500)	(398,990)

		(1,327,853)

SCHEDULE OF SECURITIES SOLD SHORT(c)	Shares	Value
Materials (1.82%)
Anglo American PLC	(42,402)	$(892,984)
Bemis Co., Inc.	(17,900)	(688,613)
BHP Billiton, Ltd.	(20,865)	(623,549)
Glencore International PLC	(197,638)	(1,011,396)

		(3,216,542)

TOTAL COMMON STOCKS (Proceeds $31,102,577)		(32,187,883)

EXCHANGE TRADED FUNDS (19.50%)
Health Care Select Sector SPDR® Fund	(59,800)	(4,022,746)
iShares® MSCI Emerging Markets ETF	(42,743)	(1,801,618)
iShares® Nasdaq Biotechnology ETF	(3,410)	(1,011,474)
iShares® Russell 2000® ETF	(93,838)	(10,937,757)
Market Vectors® Semiconductor ETF	(88,000)	(4,524,960)
Powershares QQQ ™ Trust Series 1	(48,900)	(4,958,460)
SPDR® S&P 500® ETF Trust	(36,000)	(7,259,760)

TOTAL EXCHANGE TRADED FUNDS (Proceeds $31,414,105)		(34,516,775)

TOTAL SECURITIES SOLD SHORT (Proceeds $62,516,682)		$(66,704,658)

Annual Report | October 31, 2014	13

Statement of Investments	Clough Global Allocation Fund
October 31, 2014

(a)

Pledged security; a portion or all of the security is pledged as collateral for written options, securities sold short or borrowings. As of October 31, 2014, the aggregate market value of those securities was $198,213,927 representing 112.01% of net assets. (See Note 1 and Note 6)

(b)	Loaned security; a portion or all of the security is on loan as of October 31, 2014.
(c)	Non-income producing security.
(d)

Security exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of October 31, 2014, these securities had an aggregate market value of $6,195,952 or 3.50% of net assets.

(e)

Fair valued security; valued by management in accordance with procedures approved by the Fund’s Board of Trustees. As of October 31, 2014, these securities had an aggregate market value of $4,691 or 0.00% of total net assets.

(f)	Floating or variable rate security - rate disclosed as of October 31, 2014.
(g)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(h)	Rate shown represents the bond equivalent yield to maturity at date of purchase.
(i)	Includes cash which is being held as collateral for total return swap contracts.

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Net Unrealized Appreciation
Morgan Stanley	Bharti Infratel, Ltd.	$1,350,830	30 bps + 1D FEDEF	1D FEDEF	12/30/2014	$253,798
Morgan Stanley	Housing Development Finance Corp.	299,253	30 bps + 1D FEDEF	1D FEDEF	01/15/2016	92,585
		$1,650,083				$346,383

See Notes to the Financial Statements.

14	www.cloughglobal.com

Clough Global Equity Fund	Statement of Investments
October 31, 2014

	Shares	Value
COMMON STOCKS 123.16%
Consumer Discretionary 33.24%
Diversified Consumer Services 0.72%
Service Corp. International(a)(b)	96,600	$2,112,642

Hotels 2.58%
Melco Crown Entertainment, Ltd. - ADR(a)	23,500	637,790
SeaWorld Entertainment, Inc.(a)	71,700	1,379,508
Wyndham Worldwide Corp.(a)(b)	71,744	5,572,356

		7,589,654

Household Durables 8.54%
DR Horton, Inc.(a)(b)	371,321	8,462,406
Lennar Corp. - Class A(a)(b)	184,100	7,931,028
Man Wah Holdings, Ltd.	677,810	1,013,855
PulteGroup, Inc.(a)(b)	174,786	3,354,143
Sony Corp.	58,600	1,080,963
Toll Brothers, Inc.(a)(b)(c)	101,208	3,233,596

		25,075,991

Internet & Catalog Retail 5.18%
Liberty Interactive Corp. - Class A(a)(b)(c)	146,586	3,831,758
Liberty TripAdvisor Holdings, Inc. - Class A(a)(b)(c)	93,748	2,960,562
Liberty Ventures - Series A(a)(b)(c)	154,303	5,416,035
Priceline Group, Inc.(a)(b)(c)	2,495	3,009,494

		15,217,849

Media 7.59%
Charter Communications, Inc. - Class A(a)(b)(c)	28,700	4,545,793
Comcast Corp. - Class A (a)(b)	91,300	5,053,455
IMAX Corp.(a)(b)(c)	139,495	4,109,523
Liberty Media Corp. - Class A(a)(b)(c)	88,368	4,243,431
Liberty Media Corp. - Class C(a)(b)(c)	90,936	4,358,562

		22,310,764

Multiline Retailing 0.34%
Don Quijote Holdings Co., Ltd.	17,100	1,003,241

Specialty Retail 6.93%
AutoNation, Inc.(a)(b)(c)	99,967	5,724,110
CarMax, Inc.(a)(b)(c)	149,100	8,336,181
Signet Jewelers, Ltd.(a)(b)	52,546	6,306,046

		20,366,337

	Shares	Value
Consumer Discretionary (continued)
Textiles 1.36%
Carter’s, Inc.	51,000	$3,984,630

TOTAL CONSUMER DISCRETIONARY		97,661,108

Consumer Staples 1.87%
Brasil Pharma S.A.(c)(d)	396,047	580,189
China Huishan Dairy Holdings Co., Ltd.	2,541,000	570,117
China Modern Dairy Holdings, Ltd.(c)	612,000	269,890
Hypermarcas S.A.(c)	104,000	726,518
M Dias Branco S.A.	20,400	793,311
Suntory Beverage & Food, Ltd.	17,500	619,297
Vinda International Holdings, Ltd.	1,281,222	1,942,860

		5,502,182

Energy 8.76%
Anadarko Petroleum Corp.(a)	12,000	1,101,360
Concho Resources, Inc.(a)(c)	10,800	1,177,524
Delek US Holdings, Inc.	9,700	328,733
EOG Resources, Inc.(a)	9,900	940,995
Halliburton Co.(a)(b)	37,400	2,062,236
Helmerich & Payne, Inc.(a)(b)	10,700	928,974
HollyFrontier Corp.	12,400	562,712
InterOil Corp.(a)(b)(c)	26,084	1,477,398
Marathon Petroleum Corp.(a)	32,000	2,908,800
Nabors Industries, Ltd.(a)(b)	64,500	1,151,325
Pacific Coast Oil Trust(d)	95,800	906,268
Patterson-UTI Energy, Inc.(a)(b)	45,800	1,054,774
Penn Virginia Corp.(a)(b)(c)	62,500	535,625
Phillips 66(a)	25,200	1,978,200
Stone Energy Corp.(a)(c)	23,400	573,300
Tesoro Corp.(a)	32,700	2,335,107
Valero Energy Corp.(a)	62,600	3,135,634
Western Refining, Inc.(a)	56,500	2,575,835

		25,734,800

Financials 27.95%
Business Development Corporations 0.59%
Ares Capital Corp.(a)	109,500	1,750,905

Capital Markets 3.34%
CITIC Securities Co., Ltd. - Class H	534,500	1,332,950
Haitong Securities Co., Ltd. - Class H	375,200	643,464
Ladder Capital Corp. - Class A(a)(c)	102,100	1,938,879

Annual Report | October 31, 2014	15

Statement of Investments	Clough Global Equity Fund
October 31, 2014

	Shares	Value
Financials (continued)
Morgan Stanley(a)(b)	168,496	$5,888,935

		9,804,228

Commercial Banks 2.94%
First Republic Bank(a)(b)	113,900	5,800,927
Grupo Financiero Banorte SAB de CV - Class O	175,725	1,126,154
SunTrust Banks, Inc.(a)	43,529	1,703,725

		8,630,806

Diversified Financials 9.99%
Atlas Mara Co.-Nvest, Ltd.(c)(d)	306,320	3,201,044
Bank of America Corp.(a)	755,905	12,971,330
Citigroup, Inc.(a)(b)	246,419	13,190,809

		29,363,183

Insurance 4.25%
American International Group, Inc.(a)(b)	104,200	5,581,994
Genworth Financial, Inc. - Class A(a)(b)(c)	277,390	3,880,686
Hartford Financial Services Group, Inc.	76,721	3,036,617

		12,499,297

Real Estate Investment Trusts 3.90%
Colony Financial, Inc.(a)	80,600	1,795,768
PennyMac Mortgage Investment Trust(a)	163,388	3,527,547
Two Harbors Investment Corp.(a)	604,700	6,125,611

		11,448,926

Real Estate Management & Development 0.61%
BHG S.A. - Brazil Hospitality Group(c)	97,514	704,427
BR Properties S.A.	133,600	675,036
Leopalace21 Corp.(c)	69,300	420,767

		1,800,230

Thrifts & Mortgage Finance 2.33%
MGIC Investment Corp.(a)(b)(c)	486,453	4,339,161
NMI Holdings, Inc. - Class A(c)	100,300	897,685
Stonegate Mortgage Corp.(c)	111,111	1,606,665

		6,843,511

TOTAL FINANCIALS		82,141,086

Health Care 19.83%
AbbVie, Inc.(a)(b)	44,400	2,817,624
Accuray, Inc.(c)	75,500	477,915

	Shares	Value
Health Care (continued)
Aegerion Pharmaceuticals, Inc.(a)(b)(c)	49,900	$1,007,481
Akorn, Inc.(a)(c)	46,800	2,084,940
Alkermes PLC(a)(b)(c)	21,000	1,061,550
Astellas Pharma, Inc.	38,100	576,291
Auris Medical Holding AG(a)(c)	50,900	234,649
Biogen Idec, Inc.(a)(c)	9,675	3,106,449
Bristol-Myers Squibb Co.(a)(b)	53,516	3,114,096
Centene Corp.(a)(c)	6,699	620,796
Cerner Corp.(a)(c)	24,800	1,570,832
Community Health Systems, Inc.(a)(b)(c)	39,300	2,160,321
Endo International PLC(a)(b)(c)	28,100	1,880,452
Flamel Technologies S.A. - Sponsored ADR(a)(c)	62,497	762,463
GW Pharmaceuticals PLC - ADR(a)(b)(c)	28,500	2,101,875
HCA Holdings, Inc.(a)(c)	29,315	2,053,516
Healthways, Inc.(c)	73,241	1,135,236
Hologic, Inc.(c)	21,800	570,942
Illumina, Inc.(c)	6,300	1,213,254
Intrexon Corp.(a)(b)(c)	125,059	2,791,317
Intuitive Surgical, Inc.(c)	2,400	1,189,920
Ironwood Pharmaceuticals, Inc.(a)(b)(c)	44,300	621,086
Jazz Pharmaceuticals PLC(a)(b)(c)	9,469	1,598,746
LifePoint Hospitals, Inc.(a)(c)	39,239	2,746,730
Medequities Realty Trust, Inc.(e)	51,100	766,500
PAREXEL International Corp.(c)	20,800	1,129,648
Perrigo Co. PLC	2,300	371,335
Pfizer, Inc.(a)	122,600	3,671,870
Salix Pharmaceuticals, Ltd.(a)(b)(c)	10,120	1,455,762
Sanofi - ADR(a)	47,298	2,187,060
Select Medical Holdings Corp.	26,600	383,572
Shire PLC - ADR(a)	17,300	3,456,540
Sinopharm Group Co., Ltd. - Class H	94,800	370,391
Team Health Holdings, Inc.(a)(c)	25,762	1,611,156
TESARO, Inc.(c)	61,000	1,697,020
Varian Medical Systems, Inc.(c)	20,600	1,732,872
Veracyte, Inc.(a)(c)	133,735	1,079,241
WellPoint, Inc.(a)	6,710	850,090

		58,261,538

Industrials 12.75%
Allegion PLC(a)	78,500	4,167,565
Allison Transmission Holdings, Inc.(a)(b)(d)	206,677	6,712,869
Armstrong World Industries, Inc.(c)	18,400	890,928
CIRCOR International, Inc.(a)	5,200	390,780

16	www.cloughglobal.com

Clough Global Equity Fund	Statement of Investments
October 31, 2014

	Shares	Value
Industrials (continued)
Daewoo International Corp.	16,597	$525,679
FANUC Corp.	6,400	1,089,410
FLIR Systems, Inc.(a)(b)	125,600	4,211,368
GEA Group AG	54,039	2,484,945
IHI Corp.	431,044	2,022,347
Kirby Corp.(c)	18,100	2,001,498
Localiza Rent A Car S.A.	49,700	716,447
Mitsubishi Heavy Industries, Ltd.	302,000	1,837,945
Roper Industries, Inc.(a)	20,900	3,308,470
TransDigm Group, Inc.	5,160	965,075
ViaSat, Inc.(a)(b)(c)	74,442	4,663,047
Wesco Aircraft Holdings, Inc.(a)(c)	83,700	1,485,675

		37,474,048

Information Technology 16.17%
Alibaba Group Holding, Ltd. - Sponsored ADR(a)(b)(c)	17,400	1,715,640
Apple, Inc.(a)	10,300	1,112,400
Applied Materials, Inc.(a)	58,000	1,281,220
Broadcom Corp. - Class A	35,200	1,474,176
eBay, Inc.(a)(b)(c)	48,930	2,568,825
Electronics For Imaging, Inc.(c)	40,200	1,837,944
EMC Corp.	48,300	1,387,659
EVERTEC, Inc.(a)	63,498	1,441,405
GCL-Poly Energy Holdings, Ltd.(c)	2,510,000	847,978
Google, Inc. - Class A(a)(c)	4,657	2,644,571
Google, Inc. - Class C(a)(b)(c)	5,321	2,974,865
Hoya Corp.	14,700	511,375
Lam Research Corp.(a)(b)	89,500	6,968,470
NXP Semiconductor NV(a)(c)	23,308	1,600,327
Pandora Media, Inc.(c)	145,800	2,811,024
Recruit Holdings Co., Ltd.(c)	32,000	1,052,660
RF Micro Devices, Inc.(c)	14,700	191,247
Samsung Electronics Co., Ltd.	1,034	1,203,574
Samsung SDS Co., Ltd.(c)(e)	58	10,311
Semiconductor Manufacturing International Corp.(c)	6,071,000	626,268
Skyworks Solutions, Inc.(a)	32,900	1,916,096
Western Digital Corp.(a)	19,900	1,957,563
Western Union Co.(a)(b)	552,439	9,369,365

		47,504,963

Materials 1.49%
Berry Plastics Group, Inc.(a)(b)(c)	83,247	2,166,087
Graphic Packaging Holding Co.(a)(b)(c)	182,887	2,218,419

		4,384,506

	Shares	Value
Telecommunication Services 1.10%
China Mobile, Ltd.	75,500	$939,472
KT Corp.	26,900	825,578
Nippon Telegraph & Telephone Corp.	23,800	1,460,313

		3,225,363

TOTAL COMMON STOCKS (Cost $340,228,437)		361,889,594

EXCHANGE TRADED FUNDS 1.69%
CSOP FTSE China A50 ETF	1,664,400	2,004,539
SPDR® Gold Shares(a)(c)	26,320	2,965,211

		4,969,750

TOTAL EXCHANGE TRADED FUNDS (Cost $5,460,875)		4,969,750

WARRANTS 0.03%
Brasil Pharma S.A., Strike price 5.50 (BRL), Expires 6/24/2016(c)(e)	39,668	4,642

Atlas Mara Co.-Nvest, Ltd., Strike price $11.50, Expires 12/17/2017(c)(d)	195,720	78,288

TOTAL WARRANTS (Cost $1,957)		82,930

Description and Maturity Date	Principal Amount	Value
CORPORATE BONDS 4.49%
Bank of America Corp. Series V, Perpetual Maturity, 5.125%(a)(f)(g)	$2,950,000	2,876,250
Citigroup, Inc. Series N, Perpetual Maturity, 5.800%(f)(g)	1,200,000	1,205,400
Colgate-Palmolive Co. 11/15/2021, 2.450%	1,200,000	1,192,679
Fifth Third Bancorp Series J, Perpetual Maturity, 4.900%(a)(f)(g)	500,000	494,525
JPMorgan Chase & Co. Series V, Perpetual Maturity, 5.000%(a)(f)(g)	2,750,000	2,719,062

Annual Report | October 31, 2014	17

Statement of Investments	Clough Global Equity Fund
October 31, 2014

Description and Maturity Date	Principal Amount	Value
CORPORATE BONDS (continued)
Morgan Stanley Series H, Perpetual Maturity, 5.450%(a)(f)(g)	$2,150,000	$2,162,767
Stifel Financial Corp. 07/18/2024, 4.250% (a)	2,000,000	2,031,680
Wal-Mart Stores, Inc. 04/11/2043, 4.000% (a)	500,000	502,068

TOTAL CORPORATE BONDS (Cost $13,145,334)		13,184,431

ASSET/MORTGAGE BACKED SECURITIES 1.65%
Government National Mortgage
Association
Series 2014-112, Class AB, 12/16/2040, 2.350%	1,889,759	1,927,410
Series 2014-134, Class A, 09/16/2047, 3.100%(a)(f)	1,198,341	1,227,865
Series 2014-120, Class AC, 04/16/2056, 2.650%(f)	1,694,494	1,701,530

TOTAL ASSET/MORTGAGE BACKED SECURITIES (Cost $4,887,435)		4,856,805

GOVERNMENT & AGENCY OBLIGATIONS 7.58%
U.S. Treasury Bonds
05/15/2024, 2.500% (a)	2,500,000	2,540,040
05/15/2030, 6.250% (a)	1,900,000	2,766,132
02/15/2031, 5.375% (a)	1,900,000	2,568,266
02/15/2038, 4.375% (a)	2,550,000	3,172,560
11/15/2041, 3.125% (a)	2,400,000	2,445,000
02/15/2042, 3.125% (a)	4,000,000	4,066,876
11/15/2042, 2.750% (a)	5,000,000	4,702,345

TOTAL GOVERNMENT & AGENCY OBLIGATIONS (Cost $21,938,436)		22,261,219

	Principal Amount	Value
SHORT-TERM INVESTMENTS 2.55%
U.S. Treasury Bills 2.55%
U.S. Treasury Bills Discount Notes
11/28/2014, 0.040%(a)(h)	$5,000,000	4,999,850
02/26/2015, 0.015%(a)(h)	2,500,000	2,499,840

		7,499,690

TOTAL SHORT-TERM INVESTMENTS
(Cost $7,499,724)		7,499,690

		Value
Total Investments - 141.15% (Cost $393,162,198)		$414,744,419

Liabilities in Excess of Other Assets - (41.15%)(i)		(120,914,930)

NET ASSETS - 100.00%		$293,829,489

SCHEDULE OF WRITTEN OPTIONS	Number of Contracts	Value

CALL OPTIONS WRITTEN (0.04%)
Carter’s, Inc., Expires November, 2014, Exercise Price $87.50	(121)	$(1,815)
Service Corp. International, Expires December, 2014, Exercise Price $22.50	(340)	(16,150)
Signet Jewelers, Ltd., Expires November, 2014, Exercise Price $115.00	(144)	(86,400)

TOTAL CALL OPTIONS WRITTEN (Premiums received $74,170)		(104,365)

TOTAL WRITTEN OPTIONS (Premiums received $74,170)		$(104,365)

SCHEDULE OF SECURITIES SOLD SHORT (c)	Shares	Value
COMMON STOCKS (18.23%)
Consumer Discretionary (1.55%)
Auto Components (0.51%)
Johnson Controls, Inc.	(31,600)	$(1,493,100)

Hotels (0.59%)
Wynn Resorts, Ltd.	(9,100)	(1,729,091)

Internet & Catalog Retail (0.45%)
Expedia, Inc.	(15,700)	(1,334,029)

TOTAL CONSUMER DISCRETIONARY		(4,556,220)

Financials (3.39%)
Capital Markets (1.32%)
Deutsche Bank AG	(55,400)	(1,735,128)
Mediobanca SpA	(243,161)	(2,139,112)

		(3,874,240)

Commercial Banks (1.09%)
BNP Paribas S.A.	(15,900)	(999,042)
Credit Agricole S.A.	(60,002)	(886,883)

18	www.cloughglobal.com

Clough Global Equity Fund	Statement of Investments
October 31, 2014

SCHEDULE OF SECURITIES SOLD SHORT (c)	Shares	Value
Financials (continued)
Societe Generale S.A.	(13,140)	$(632,556)
UniCredit SpA	(95,139)	(686,726)

		(3,205,207)

Diversified Financials (0.76%)
Intercontinental Exchange, Inc.	(2,910)	(606,124)
NASDAQ OMX Group, Inc.	(38,000)	(1,643,880)

		(2,250,004)

Insurance (0.22%)
Everest Re Group, Ltd.	(3,743)	(638,743)

TOTAL FINANCIALS		(9,968,194)

Health Care (8.58%)
Amgen, Inc.	(8,760)	(1,420,697)
athenahealth, Inc.	(29,670)	(3,634,575)
Cigna Corp.	(23,800)	(2,369,766)
CR Bard, Inc.	(7,600)	(1,246,172)
Gilead Sciences, Inc.	(6,700)	(750,400)
Hospira, Inc.	(33,300)	(1,788,210)
Humana, Inc.	(17,100)	(2,374,335)
Merck & Co., Inc.	(49,200)	(2,850,648)
St. Jude Medical, Inc.	(44,100)	(2,829,897)
Stryker Corp.	(19,500)	(1,706,835)
UnitedHealth Group, Inc.	(23,900)	(2,270,739)
Waters Corp.	(17,800)	(1,972,240)

		(25,214,514)

Industrials (2.13%)
Caterpillar, Inc.	(16,900)	(1,713,829)
Emerson Electric Co.	(27,000)	(1,729,620)
Rolls-Royce Holdings PLC	(50,700)	(683,710)
Rolls-Royce Holdings Preference -
C Shares(e)	(4,563,000)	(7,300)
Sandvik AB	(81,221)	(889,849)
SPX Corp.	(12,900)	(1,222,791)

		(6,247,099)

Information Technology (0.75%)
Freescale Semiconductor, Ltd.	(77,600)	(1,543,464)
Paychex, Inc.	(14,200)	(666,548)

		(2,210,012)

Materials (1.83%)
Anglo American PLC	(70,903)	(1,493,214)
Bemis Co., Inc.	(30,000)	(1,154,100)
BHP Billiton, Ltd.	(34,880)	(1,042,385)

SCHEDULE OF SECURITIES SOLD SHORT (c)	Shares	Value
Materials (continued)
Glencore International PLC	(327,960)	$(1,678,309)

		(5,368,008)

TOTAL COMMON STOCKS (Proceeds $51,771,871)		(53,564,047)

EXCHANGE TRADED FUNDS (19.43%)
Health Care Select Sector SPDR® Fund	(99,300)	(6,679,911)
iShares® MSCI Emerging Markets ETF	(71,351)	(3,007,445)
iShares® Nasdaq Biotechnology ETF	(5,660)	(1,678,869)
iShares® Russell 2000® ETF	(156,679)	(18,262,504)
Market Vectors® Semiconductor ETF	(146,100)	(7,512,462)
Powershares QQQ ™ Trust Series 1	(81,200)	(8,233,680)
SPDR® S&P 500® ETF Trust	(58,050)	(11,706,363)

TOTAL EXCHANGE TRADED FUNDS (Proceeds $52,028,331)		(57,081,234)

TOTAL SECURITIES SOLD SHORT (Proceeds $103,800,202)		$(110,645,281)

Annual Report | October 31, 2014	19

Statement of Investments	Clough Global Equity Fund
October 31, 2014

(a)

Pledged security; a portion or all of the security is pledged as collateral for written options, securities sold short or borrowings. As of October 31, 2014, the aggregate market value of those securities was $325,663,713 representing 110.83% of net assets. (See Note 1 and Note 6)

(b)	Loaned security; a portion or all of the security is on loan as of October 31, 2014.
(c)	Non-income producing security.
(d)

Security exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of October 31, 2014, these securities had an aggregate market value of $11,478,658 or 3.91% of net assets.

(e)

Fair valued security; valued by management in accordance with procedures approved by the Fund’s Board of Trustees. As of October 31, 2014, these securities had an aggregate market value of $774,153 or 0.26% of total net assets.

(f)	Floating or variable rate security - rate disclosed as of October 31, 2014.
(g)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(h)	Rate shown represents the bond equivalent yield to maturity at date of purchase.
(i)	Includes cash which is being held as collateral for total return swap contracts.

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Net Unrealized Appreciation
Morgan Stanley	Bharti Infratel, Ltd.	$2,171,923	30 bps + 1D FEDEF	1D FEDEF	12/30/2014	$408,068
Morgan Stanley	Housing Development Finance Corp.	501,777	30 bps + 1D FEDEF	1D FEDEF	01/15/2016	155,243
		$2,673,700				$563,311

See Notes to the Financial Statements.

20	www.cloughglobal.com

Clough Global Opportunities Fund	Statement of Investments
October 31, 2014

	Shares	Value
COMMON STOCKS 115.18%
Consumer Discretionary 30.59%
Diversified Consumer Services 0.72%
Service Corp. International(a)(b)	240,300	$5,255,361

Hotels 2.52%
Melco Crown Entertainment, Ltd. - ADR(a)	58,900	1,598,546
SeaWorld Entertainment, Inc.(a)(b)	178,100	3,426,644
Wyndham Worldwide Corp.(a)(b)	172,120	13,368,560

		18,393,750

Household Durables 8.58%
DR Horton, Inc.(a)(b)	924,562	21,070,768
Lennar Corp. - Class A(a)(b)	460,000	19,816,800
Man Wah Holdings, Ltd.	1,723,046	2,577,298
PulteGroup, Inc.(a)(b)	435,069	8,348,974
Sony Corp.	146,000	2,693,185
Toll Brothers, Inc.(a)(b)(c)	253,375	8,095,331

		62,602,356

Internet & Catalog Retail 4.64%
Liberty Interactive Corp. - Class A(a)(c)	272,402	7,120,588
Liberty TripAdvisor Holdings, Inc. - Class A(a)(b)(c)	230,232	7,270,727
Liberty Ventures - Series A(a)(b)(c)	336,671	11,817,152
Priceline Group, Inc.(a)(c)	6,349	7,658,227

		33,866,694

Media 6.82%
Charter Communications, Inc. - Class A(a)(b)(c)	71,400	11,309,046
Comcast Corp. - Class A(a)(b)	227,200	12,575,520
IMAX Corp.(a)(c)	210,300	6,195,438
Liberty Media Corp. - Class A(a)(b)(c)	208,056	9,990,849
Liberty Media Corp. - Class C(a)(b)(c)	201,912	9,677,642

		49,748,495

Multiline Retailing 0.35%
Don Quijote Holdings Co., Ltd.	43,300	2,540,370

Specialty Retail 6.96%
AutoNation, Inc.(a)(b)(c)	249,509	14,286,885
CarMax, Inc.(a)(b)(c)	373,300	20,871,203

	Shares	Value
Consumer Discretionary (continued)
Signet Jewelers, Ltd.(a)(b)	130,646	$15,678,827

		50,836,915

TOTAL CONSUMER DISCRETIONARY		223,243,941

Consumer Staples 1.37%
Brasil Pharma S.A.(c)(d)	1,040,742	1,524,635
Hypermarcas S.A.(c)	258,700	1,807,214
M Dias Branco S.A.	50,700	1,971,610
Suntory Beverage & Food, Ltd.	44,500	1,574,783
Vinda International Holdings, Ltd.	2,060,714	3,124,891

		10,003,133

Energy 8.41%
Anadarko Petroleum Corp.(a)	29,600	2,716,688
Concho Resources, Inc.(a)(b)(c)	27,000	2,943,810
Delek US Holdings, Inc.	24,300	823,527
EOG Resources, Inc.(a)	24,600	2,338,230
Halliburton Co.(a)(b)	77,900	4,295,406
Helmerich & Payne, Inc.(a)(b)	27,000	2,344,140
HollyFrontier Corp.	30,900	1,402,242
InterOil Corp.(a)(b)(c)	68,694	3,890,828
Marathon Petroleum Corp.(a)(b)	79,900	7,262,910
Nabors Industries, Ltd.(a)(b)	161,100	2,875,635
Patterson-UTI Energy, Inc.(a)(b)	114,900	2,646,147
Penn Virginia Corp.(a)(b)(c)	154,806	1,326,687
Phillips 66(a)(b)	63,000	4,945,500
Stone Energy Corp.(a)(c)	57,765	1,415,243
Tesoro Corp.(a)	81,900	5,848,479
Valero Energy Corp.(a)	156,800	7,854,112
Western Refining, Inc.(a)	140,800	6,419,072

		61,348,656

Financials 26.70%
Business Development Corporations 0.60%
Ares Capital Corp.(a)	273,700	4,376,463

Capital Markets 3.04%
CITIC Securities Co., Ltd. - Class H	1,328,000	3,311,802
Haitong Securities Co., Ltd. - Class H	931,600	1,597,684
Ladder Capital Corp. - Class A(a)(c)	123,096	2,337,593
Morgan Stanley(a)(b)	426,513	14,906,629

		22,153,708

Annual Report | October 31, 2014	21

Statement of Investments	Clough Global Opportunities Fund
October 31, 2014

	Shares	Value
Financials (continued)
Commercial Banks 2.95%
First Republic Bank(a)(b)	283,700	$14,448,841
Grupo Financiero Banorte SAB de CV - Class O	447,444	2,867,496
SunTrust Banks, Inc.(a)(b)	107,709	4,215,730

		21,532,067

Diversified Financials 9.96%
Atlas Mara Co.-Nvest, Ltd.(c)(d)	764,522	7,989,255
Bank of America Corp.(a)	1,870,810	32,103,099
Citigroup, Inc.(a)(b)	609,262	32,613,795

		72,706,149

Insurance 4.14%
American International Group, Inc.(a)(b)	259,600	13,906,772
Genworth Financial, Inc. - Class A(a)(b)(c)	615,355	8,608,817
Hartford Financial Services Group, Inc.	193,507	7,659,007

		30,174,596

Real Estate Investment Trusts 3.91%
Colony Financial, Inc.(a)	200,800	4,473,824
PennyMac Mortgage Investment Trust(a)	406,991	8,786,936
Two Harbors Investment Corp.(a)	1,511,100	15,307,443

		28,568,203

Real Estate Management & Development 0.62%
BHG S.A. - Brazil Hospitality Group(c)	249,677	1,803,632
BR Properties S.A.	332,500	1,680,011
Leopalace21 Corp.(c)	172,900	1,049,791

		4,533,434

Thrifts & Mortgage Finance 1.48%
MGIC Investment Corp.(a)(c)	1,213,368	10,823,243

TOTAL FINANCIALS		194,867,863

Health Care 18.65%
AbbVie, Inc.(a)(b)	110,600	7,018,676
Accuray, Inc.(c)	189,100	1,197,003
Aegerion Pharmaceuticals, Inc.(a)(b)(c)	124,200	2,507,598
Akorn, Inc.(a)(c)	75,000	3,341,250
Alkermes PLC(a)(b)(c)	52,200	2,638,710
Astellas Pharma, Inc.	96,800	1,464,173
Auris Medical Holding AG(a)(c)	126,400	582,704
Biogen Idec, Inc.(a)(c)	24,340	7,815,087

	Shares	Value
Health Care (continued)
Bristol-Myers Squibb Co.(a)(b)	133,600	$7,774,184
Centene Corp.(a)(c)	16,885	1,564,733
Cerner Corp.(a)(c)	61,800	3,914,412
Community Health Systems, Inc.(a)(b)(c)	97,400	5,354,078
Endo International PLC(a)(b)(c)	69,700	4,664,324
Flamel Technologies S.A. - Sponsored ADR(a)(c)	151,072	1,843,078
GW Pharmaceuticals PLC - ADR(a)(b)(c)	71,000	5,236,250
HCA Holdings, Inc.(a)(b)(c)	73,347	5,137,957
Healthways, Inc.(c)	181,963	2,820,426
Hologic, Inc.(c)	54,600	1,429,974
Illumina, Inc.(c)	15,700	3,023,506
Intrexon Corp.(a)(c)	311,540	6,953,573
Intuitive Surgical, Inc.(c)	6,000	2,974,800
Ironwood Pharmaceuticals, Inc.(a)(b)(c)	110,200	1,545,004
Jazz Pharmaceuticals PLC(a)(b)(c)	23,743	4,008,768
LifePoint Hospitals, Inc.(a)(b)(c)	98,076	6,865,320
PAREXEL International Corp.(c)	51,900	2,818,689
Perrigo Co. PLC	5,985	966,278
Pfizer, Inc.(a)	305,200	9,140,740
Salix Pharmaceuticals, Ltd.(a)(b)(c)	25,190	3,623,582
Sanofi - ADR(a)	118,350	5,472,504
Select Medical Holdings Corp.	66,683	961,569
Shire PLC - ADR(a)	43,200	8,631,360
Team Health Holdings, Inc.(a)(c)	65,193	4,077,170
Varian Medical Systems, Inc.(c)	51,800	4,357,416
Veracyte, Inc.(a)(c)	275,197	2,220,840
WellPoint, Inc.(a)	17,250	2,185,403

		136,131,139

Industrials 12.11%
Allegion PLC(a)	195,400	10,373,786
Allison Transmission Holdings, Inc.(a)(b)(d)	503,910	16,366,997
Armstrong World Industries, Inc.(c)	46,200	2,237,004
CIRCOR International, Inc.(a)	13,000	976,950
FANUC Corp.	16,100	2,740,548
FLIR Systems, Inc.(a)(b)	319,800	10,722,894
GEA Group AG	134,915	6,203,970
IHI Corp.	470,000	2,205,119
Kirby Corp.(c)	45,200	4,998,216
Localiza Rent A Car S.A.	123,700	1,783,189
Mitsubishi Heavy Industries, Ltd.	768,000	4,673,980
Roper Industries, Inc.(a)	52,300	8,279,090
TransDigm Group, Inc.	12,880	2,408,946
ViaSat, Inc.(a)(b)(c)	171,335	10,732,424

22	www.cloughglobal.com

Clough Global Opportunities Fund	Statement of Investments
October 31, 2014

	Shares	Value
Industrials (continued)
Wesco Aircraft Holdings, Inc.(a)(c)	208,300	$3,697,325

		88,400,438

Information Technology 14.70%
Alibaba Group Holding, Ltd. - Sponsored ADR(a)(b)(c)	43,300	4,269,380
Apple, Inc.(a)	25,700	2,775,600
Applied Materials, Inc.(a)	144,600	3,194,214
Broadcom Corp. - Class A	88,100	3,689,628
eBay, Inc.(a)(b)(c)	121,968	6,403,320
EMC Corp.	120,800	3,470,584
EVERTEC, Inc.(a)	157,945	3,585,351
GCL-Poly Energy Holdings, Ltd.(c)	6,245,000	2,109,811
Google, Inc. - Class A(a)(c)	11,741	6,667,362
Google, Inc. - Class C(a)(b)(c)	13,423	7,504,531
Hoya Corp.	37,600	1,308,008
Lam Research Corp.(a)(b)	222,500	17,323,850
NXP Semiconductor NV(a)(c)	61,586	4,228,495
Recruit Holdings Co., Ltd.(c)	80,100	2,634,939
RF Micro Devices, Inc.(c)	36,600	476,166
Samsung Electronics Co., Ltd.	2,566	2,986,820
Samsung SDS Co., Ltd.(c)(e)	145	25,778
Semiconductor Manufacturing International Corp.(c)	15,120,000	1,559,738
Skyworks Solutions, Inc.(a)	81,900	4,769,856
Western Digital Corp.(a)(b)	49,900	4,908,663
Western Union Co.(a)(b)	1,378,041	23,371,575

		107,263,669

Materials 1.55%
Berry Plastics Group, Inc.(a)(c)	212,253	5,522,823
Graphic Packaging Holding Co.(a)(b)(c)	475,732	5,770,629

		11,293,452

Telecommunication Services 1.10%
China Mobile, Ltd.	187,500	2,333,127
KT Corp.	67,000	2,056,273
Nippon Telegraph & Telephone Corp.	59,900	3,675,324

		8,064,724

TOTAL COMMON STOCKS
(Cost $797,930,713)		840,617,015

	Shares	Value
EXCHANGE TRADED FUNDS 1.74%
CSOP FTSE China A50 ETF	4,136,200	$4,981,478
SPDR® Gold Shares(a)(c)	68,410	7,707,070

		12,688,548

TOTAL EXCHANGE TRADED FUNDS (Cost $13,958,512)		12,688,548

WARRANTS 0.03%
Brasil Pharma S.A., Strike price 5.50 (BRL), Expires 6/24/2016(c)(e)	104,241	12,200

Atlas Mara Co.-Nvest, Ltd., Strike price $11.50, Expires 12/17/2017(c)(d)	487,322	194,929

TOTAL WARRANTS (Cost $4,873)		207,129

Description and Maturity Date	Principal Amount	Value
CORPORATE BONDS 6.28%
Bank of America Corp.
Series V, Perpetual Maturity, 5.125%(a)(f)(g)	$7,200,000	7,020,000
Bristol-Myers Squibb Co.
08/01/2042, 3.250%	3,200,000	2,744,317
Citigroup, Inc.
Series N, Perpetual Maturity, 5.800%(f)(g)	3,050,000	3,063,725
Colgate-Palmolive Co.
11/15/2021, 2.450%	3,050,000	3,031,392
Fifth Third Bancorp
Series J, Perpetual Maturity, 4.900%(a)(f)(g)	5,200,000	5,143,060
JPMorgan Chase & Co.
Series V, Perpetual Maturity, 5.000%(a)(f)(g)	7,800,000	7,712,250
Morgan Stanley
Series H, Perpetual Maturity, 5.450%(a)(f)(g)	5,400,000	5,432,065
Provident Bank of Maryland
05/01/2018, 9.500%(a)	4,000,000	4,000,000
Stifel Financial Corp.
07/18/2024, 4.250%(a)	4,800,000	4,876,032

Annual Report | October 31, 2014	23

Statement of Investments	Clough Global Opportunities Fund
October 31, 2014

Description and Maturity Date	Principal Amount	Value
CORPORATE BONDS (continued)
Wal-Mart Stores, Inc. 04/11/2043, 4.000%(a)	$2,800,000	$2,811,584

TOTAL CORPORATE BONDS (Cost $45,919,381)		45,834,425

ASSET/MORTGAGE BACKED SECURITIES 8.64%
Federal Home Loan Mortgage Corp. REMICS
Series 2013-4185, Class PB, 03/15/2043, 3.000%(a)	2,400,000	2,330,846
Federal National Mortgage Association REMICS
Series 2013-100, Class MS, 06/25/2043, 3.848%(a)(f)	2,828,997	2,742,311
Series 2013-67, Class BP, 07/25/2043, 3.000%(a)	5,170,000	5,029,443
Series 2013-132, Class LB, 01/25/2044, 3.000%	3,151,680	3,129,798
Series 2014-26, Class YW, 04/25/2044, 3.500%	1,375,538	1,393,065
Government National Mortgage Association
Series 2014-86, Class A, 11/16/2040, 2.650%	1,629,021	1,658,535
Series 2014-112, Class AB, 12/16/2040, 2.350%	4,873,588	4,970,690
Series 2014-81, Class EC, 12/20/2042, 2.000%	4,928,170	4,762,697
Series 2014-54, Class AB, 10/16/2043, 2.619%	5,550,240	5,643,101
Series 2014-28, Class A, 01/16/2046, 2.000%	2,174,883	2,184,822
Series 2014-134, Class A, 09/16/2047, 3.100%(a)(f)	6,990,322	7,162,543
Series 2014-120, Class A, 04/16/2056, 2.800%(f)	3,983,131	4,066,402
Series 2014-120, Class AC, 04/16/2056, 2.650%(f)	6,608,528	6,635,966
Small Business Administration Participation Certificates
Series 2012-20J, Class 1, 10/01/2032, 2.180%	8,290,489	8,107,875
Series 2013-20E, Class 1, 05/01/2033, 2.070%	3,373,172	3,264,300

TOTAL ASSET/MORTGAGE BACKED SECURITIES (Cost $63,011,758)		63,082,394

GOVERNMENT & AGENCY OBLIGATIONS 8.14%
U.S. Treasury Bonds
05/15/2024, 2.500% (a)	6,100,000	6,197,698
05/15/2030, 6.250% (a)	4,900,000	7,133,709

Description and Maturity Date	Principal Amount	Value
GOVERNMENT & AGENCY OBLIGATIONS (continued)
02/15/2031, 5.375% (a)	$4,900,000	$6,623,423
02/15/2038, 4.375% (a)	6,350,000	7,900,295
11/15/2041, 3.125% (a)	6,000,000	6,112,500
02/15/2042, 3.125% (a)	13,000,000	13,217,347
11/15/2042, 2.750% (a)	13,000,000	12,226,097

TOTAL GOVERNMENT & AGENCY OBLIGATIONS (Cost $58,503,906)		59,411,069

	Number of Contracts	Value
PURCHASED OPTIONS 0.01%
Call Options Purchased 0.01%
AstraZeneca PLC, Expires January 2015, Exercise Price $77.50	350	67,375

TOTAL Call Options Purchased (Cost $170,205)		67,375

TOTAL PURCHASED OPTIONS (Cost $170,205)		67,375

	Principal Amount	Value
SHORT-TERM INVESTMENTS 2.19%
U.S. Treasury Bills 2.19%
U.S. Treasury Bills Discount Notes
11/28/2014, 0.040%(a)(h)	$10,000,000	9,999,700
02/26/2015, 0.015%(a)(h)	6,000,000	5,999,616

		15,999,316

TOTAL SHORT-TERM INVESTMENTS (Cost $15,999,398)		15,999,316

Total Investments - 142.21% (Cost $995,498,746)		1,037,907,271

Liabilities in Excess of Other Assets - (42.21%)(i)		(308,052,202)

NET ASSETS - 100.00%		$729,855,069

SCHEDULE OF WRITTEN OPTIONS	Number of Contracts	Value

CALL OPTIONS WRITTEN (0.03%)
Service Corp. International, Expires December, 2014, Exercise Price $22.50	(850)	$(40,375)

24	www.cloughglobal.com

Clough Global Opportunities Fund	Statement of Investments
October 31, 2014

SCHEDULE OF WRITTEN OPTIONS	Number of Contracts	Value
CALL OPTIONS WRITTEN (continued)
Signet Jewelers, Ltd., Expires November, 2014, Exercise Price $115.00	(358)	$(214,800)

TOTAL CALL OPTIONS WRITTEN (Premiums received $148,937)		(255,175)

TOTAL WRITTEN OPTIONS (Premiums received $148,937)		$(255,175)

SCHEDULE OF SECURITIES SOLD SHORT (c)	Shares	Value
COMMON STOCKS (18.33%)
Consumer Discretionary (1.55%)
Auto Components (0.51%)
Johnson Controls, Inc.	(78,300)	$(3,699,675)

Hotels (0.59%)
Wynn Resorts, Ltd.	(22,700)	(4,313,227)

Internet & Catalog Retail (0.45%)
Expedia, Inc.	(38,800)	(3,296,836)

TOTAL CONSUMER DISCRETIONARY		(11,309,738)

Financials (3.43%)
Capital Markets (1.33%)
Deutsche Bank AG	(138,900)	(4,350,348)
Mediobanca SpA	(606,328)	(5,333,930)

		(9,684,278)

Commercial Banks (1.11%)
BNP Paribas S.A.	(39,800)	(2,500,748)
Credit Agricole S.A.	(156,621)	(2,314,997)
Societe Generale S.A.	(32,840)	(1,580,908)
UniCredit SpA	(236,476)	(1,706,916)

		(8,103,569)

Diversified Financials (0.77%)
Intercontinental Exchange, Inc.	(7,338)	(1,528,432)
NASDAQ OMX Group, Inc.	(94,067)	(4,069,338)

		(5,597,770)

Insurance (0.22%)
Everest Re Group, Ltd.	(9,373)	(1,599,503)

TOTAL FINANCIALS		(24,985,120)

Health Care (8.63%)
Amgen, Inc.	(21,800)	(3,535,524)
athenahealth, Inc.	(73,978)	(9,062,305)
Cigna Corp.	(59,300)	(5,904,501)

SCHEDULE OF SECURITIES SOLD SHORT(c)	Shares	Value
Health Care (continued)
CR Bard, Inc.	(19,110)	$(3,133,467)
Gilead Sciences, Inc.	(16,800)	(1,881,600)
Hospira, Inc.	(83,200)	(4,467,840)
Humana, Inc.	(42,800)	(5,942,780)
Merck & Co., Inc.	(123,100)	(7,132,414)
St. Jude Medical, Inc.	(110,100)	(7,065,117)
Stryker Corp.	(48,772)	(4,269,013)
UnitedHealth Group, Inc.	(59,700)	(5,672,097)
Waters Corp.	(44,432)	(4,923,066)

		(62,989,724)

Industrials (2.13%)
Caterpillar, Inc.	(42,100)	(4,269,361)
Emerson Electric Co.	(67,300)	(4,311,238)
Rolls-Royce Holdings PLC	(126,000)	(1,699,162)
Rolls-Royce Holdings Preference - C Shares(e)	(11,340,000)	(18,140)
Sandvik AB	(202,357)	(2,217,003)
SPX Corp.	(32,200)	(3,052,238)

		(15,567,142)

Information Technology (0.76%)
Freescale Semiconductor, Ltd.	(193,800)	(3,854,682)
Paychex, Inc.	(35,400)	(1,661,676)

		(5,516,358)

Materials (1.83%)
Anglo American PLC	(176,509)	(3,717,272)
Bemis Co., Inc.	(74,700)	(2,873,709)
BHP Billiton, Ltd.	(86,851)	(2,595,533)
Glencore International PLC	(818,698)	(4,189,619)

		(13,376,133)

TOTAL COMMON STOCKS (Proceeds $129,219,132)		(133,744,215)

EXCHANGE TRADED FUNDS (19.72%)
Health Care Select Sector SPDR® Fund	(248,000)	(16,682,960)
iShares® MSCI Emerging Markets ETF	(179,006)	(7,545,103)
iShares® Nasdaq Biotechnology ETF	(14,150)	(4,197,173)
iShares® Russell 2000® ETF	(388,124)	(45,239,733)
Market Vectors® Semiconductor ETF	(365,100)	(18,773,442)
Powershares QQQ™ Trust Series 1	(202,800)	(20,563,920)
SPDR® S&P 500® ETF Trust	(153,350)	(30,924,561)

Annual Report | October 31, 2014	25

Statement of Investments	Clough Global Opportunities Fund
October 31, 2014

SCHEDULE OF SECURITIES SOLD SHORT (c)	Value
TOTAL EXCHANGE TRADED FUNDS
(Proceeds $130,820,408)	$(143,926,892)

TOTAL SECURITIES SOLD SHORT
(Proceeds $260,039,540)	$(277,671,107)

(a)

Pledged security; a portion or all of the security is pledged as collateral for written options, securities sold short or borrowings. As of October 31, 2014, the aggregate market value of those securities was $813,374,275 representing 111.44% of net assets. (See Note 1 and Note 6)

(b)	Loaned security; a portion or all of the security is on loan as of October 31, 2014.
(c)	Non-income producing security.
(d)

Security exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of October 31, 2014, these securities had an aggregate market value of $26,075,816 or 3.57% of net assets.

(e)

Fair valued security; valued by management in accordance with procedures approved by the Fund’s Board of Trustees. As of October 31, 2014, these securities had an aggregate market value of $19,838 or 0.00% of total net assets.

(f)	Floating or variable rate security - rate disclosed as of October 31, 2014.
(g)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(h)	Rate shown represents the bond equivalent yield to maturity at date of purchase.
(i)	Includes cash which is being held as collateral for total return swap contracts.

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Net Unrealized Appreciation
Morgan Stanley	Bharti Infratel, Ltd.	$ 5,694,681	30 bps + 1D FEDEF	1D FEDEF	12/30/2014	$ 1,069,934
Morgan Stanley	Housing Development Finance Corp.	1,249,187	30 bps + 1D FEDEF	1D FEDEF	01/15/2016	386,482
		$ 6,943,868				$ 1,456,416

See Notes to the Financial Statements.

26	www.cloughglobal.com

Clough Global Funds	Statement of Investments
October 31, 2014

Abbreviations:

1D FEDEF - Federal Funds Effective Rate (Daily)

AB - Aktiebolag is the Swedish equivalent of the term corporation

ADR - American Depositary Receipt

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders

Bps - Basis Points

BRL - Brazilian Real

ETF - Exchange Traded Fund

FTSE - Financial Times and the London Stock Exchange

Ltd. - Limited

MSCI - Morgan Stanley Capital International

NV - Naamloze Vennootschap (Dutch: Limited Liability Company)

PLC - Public Limited Liability

REMICS - Real Estate Mortgage Investment Conduits

S.A. - Generally designates corporations in various countries, mostly those employing the civil law

SpA - Societa` Per Azioni is an Italian shared company

SAB de CV - Sociedad Anonima de Capital Variable (Spanish Variable Capital Company)

S&P - Standard & Poor’s

SPDR - Standard & Poor’s Depositary Receipt

For Fund compliance purposes, each Fund’s industry classifications refer to any one of the industry sub-classifications used by one or more widely recognized market indexes, and/or as defined by each Fund’s management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

See Notes to the Financial Statements.

Annual Report | October 31, 2014	27

Statements of Assets and Liabilities	Clough Global Funds
October 31, 2014

	Clough Global Allocation Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
ASSETS:

Investments, at value (Cost - see below)*	$251,545,557	$414,744,419	$1,037,907,271
Cash	2,922,613	11,681,004	24,056,821
Foreign Currency, at value (Cost $1,592,649, $3,218,874 and $6,675,208)	1,573,995	3,176,768	6,567,885
Deposit with broker for written options and securities sold short	65,259,739	109,054,858	271,825,263
Deposit with broker for total return swap contracts	1,949,357	3,160,155	8,202,353
Unrealized appreciation on total return swap contracts	346,383	563,311	1,456,416
Dividends receivable	137,086	240,271	573,814
Interest receivable	400,437	450,608	1,540,991
Receivable for investments sold	19,940,191	29,313,183	78,400,905
Total Assets	344,075,358	572,384,577	1,430,531,719

LIABILITIES:

Loan payable	93,300,000	156,000,000	388,900,000
Interest due on loan payable	4,832	8,079	20,141
Securities sold short (Proceeds $62,516,682, $103,800,202 and $260,039,540)	66,704,658	110,645,281	277,671,107
Written options, at value (Premiums received $34,512, $74,170 and $148,937)	58,700	104,365	255,175
Payable for investments purchased	6,704,202	11,136,926	32,080,280
Dividends payable - short sales	3,512	5,867	14,624
Interest payable - margin account	26,975	44,839	112,319
Accrued investment advisory fee	205,615	438,926	1,218,399
Accrued administration fee	83,715	156,063	389,888
Accrued trustees fee	14,552	14,552	14,552
Other payables and accrued expenses	164	190	165
Total Liabilities	167,106,925	278,555,088	700,676,650
Net Assets	$176,968,433	$293,829,489	$729,855,069
Cost of Investments	$239,292,688	$393,162,198	$995,498,746

COMPOSITION OF NET ASSETS:

Paid-in capital	$166,087,962	$266,419,903	$714,484,492
Overdistributed net investment income	(421,661)	(689,161)	(4,172,614)
Accumulated net realized gain/(loss) on investment securities, written options, securities sold short, total return swap contracts and foreign currency transactions	2,938,287	12,878,552	(6,457,355)
Net unrealized appreciation in value of investment securities, written options, securities sold short, total return swap contracts and translation of assets and liabilities denominated in foreign currency	8,363,845	15,220,195	26,000,546
Net Assets	$176,968,433	$293,829,489	$729,855,069

Shares of common stock outstanding of no par value, unlimited shares authorized	10,434,606	17,840,705	51,736,859

Net assets value per share	$16.96	$16.47	$14.11

* Securities Loaned, at value	$87,663,637	$147,927,038	$365,496,770

See Notes to the Financial Statements.

28	www.cloughglobal.com

Clough Global Funds	Statements of Operations

	Clough Global Allocation Fund		Clough Global Equity Fund		Clough Global Opportunities Fund
	For the Period Ended October 31, 2014(a)	For the Year Ended March 31, 2014	For the Period Ended October 31, 2014(a)	For the Year Ended March 31, 2014	For the Period Ended October 31, 2014(a)	For the Year Ended March 31, 2014
INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $24,897, $43,260, $45,163, $75,463, $103,710 and $182,695)	$1,555,497	$2,404,817	$2,818,563	$4,306,515	$6,503,341	$9,635,289
Interest on investment securities	606,431	800,213	604,112	818,628	2,431,838	3,249,449
Hypothecated securities income (See Note 6)	50,985	222,440	82,296	373,396	212,889	1,012,655
Total Income	2,212,913	3,427,470	3,504,971	5,498,539	9,148,068	13,897,393

EXPENSES:

Investment advisory fee	1,431,968	2,439,482	3,071,654	5,208,740	8,500,818	14,660,276
Administration fee	583,015	993,217	1,092,144	1,851,996	2,720,262	4,691,289
Interest on loan	542,141	922,380	906,474	1,518,062	2,259,793	3,956,800
Interest expense - margin account	236,898	400,975	397,041	672,991	988,135	1,684,402
Trustees fee	80,030	133,372	80,030	133,372	80,030	133,371
Dividend expense - short sales	540,806	1,236,143	902,180	2,070,138	2,258,108	5,201,889
Other expenses	9,835	2,650	15,576	2,631	36,908	2,875
Total Expenses	3,424,693	6,128,219	6,465,099	11,457,930	16,844,054	30,330,902
Net Investment Loss	(1,211,780)	(2,700,749)	(2,960,128)	(5,959,391)	(7,695,986)	(16,433,509)

NET REALIZED GAIN/(LOSS) ON:
Investment securities	9,263,719	33,757,575	21,552,419	59,677,261	56,231,878	154,280,979
Securities sold short	(4,048,850)	(11,724,746)	(6,922,240)	(19,377,471)	(16,856,654)	(49,230,469)
Written options	1,626,786	1,157,134	2,711,856	2,132,270	6,494,088	2,518,366
Total return swap contracts	127,759	(397,065)	208,335	(778,872)	536,860	(1,681,206)
Foreign currency transactions	(1,107,584)	(1,364,844)	(1,873,544)	(2,282,452)	(4,657,276)	(5,764,401)
NET CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON:
Investment securities	(3,767,515)	1,545,066	(13,626,546)	7,138,315	(33,118,469)	1,301,682
Securities sold short	776,488	(3,663,378)	1,519,793	(6,297,210)	3,202,670	(15,531,017)
Written options	(262,076)	237,888	(426,675)	396,480	(1,057,790)	951,552
Total return swap contracts	527,780	387,137	850,925	912,341	2,223,549	1,634,232
Translation of assets and liabilities denominated in foreign currencies	(23,378)	1,667	(49,915)	2,278	(126,915)	6,869
Net gain on investment securities, securities sold short, written options, total return swap contracts and foreign currency transactions	3,113,129	19,936,434	3,944,408	41,522,940	12,871,941	88,686,587
Net Increase in Net Assets Attributable to Common Shares from Operations	$1,901,349	$17,235,685	$984,280	$35,563,549	$5,175,955	$72,253,078

(a)	The Board announced, on September 12, 2014, approval to change the fiscal year-end of the Fund from March 31 to October 31 (See Note 1).

See Notes to the Financial Statements.

Annual Report | October 31, 2014	29

Statements of Changes in Net Assets	Clough Global Allocation Fund

	For the Period Ended October 31, 2014(a)	For the Year Ended March 31, 2014	For the Year Ended March 31, 2013

COMMON SHAREHOLDERS OPERATIONS:

Net investment loss	$(1,211,780)	$(2,700,749)	$(69,712)
Net realized gain/(loss) from:
Investment securities	9,263,719	33,757,575	24,958,582
Securities sold short	(4,048,850)	(11,724,746)	3,273,485
Written options	1,626,786	1,157,134	1,756,731
Total return swap contracts	127,759	(397,065)	(112,013)
Foreign currency transactions	(1,107,584)	(1,364,844)	(736,407)
Net change in urealized appreciation/(depreciation) on:
Investment securities	(3,767,515)	1,545,066	(2,632,864)
Securities sold short	776,488	(3,663,378)	(2,291,702)
Written options	(262,076)	237,888	135,484
Total return swap contracts	527,780	387,137	(568,534)
Translation of assets and liabilities denominated in foreign currencies	(23,378)	1,667	(2,585)
Net Increase in Net Assets From Operations	1,901,349	17,235,685	23,710,465

DISTRIBUTIONS TO COMMON SHAREHOLDERS:

Net investment income	(1,428,310)	(2,508,129)	(9,391,145)
Net realized gains	(6,241,125)	(13,300,299)	(3,130,382)
Net Decrease in Net Assets from Distributions	(7,669,435)	(15,808,428)	(12,521,527)
Net Increase/(Decrease) in Net Assets Attributable to Common Shares	(5,768,086)	1,427,257	11,188,938

NET ASSETS ATTRIBUABLE TO COMMON SHARES:

Beginning of period	182,736,519	181,309,262	170,120,324
End of period*	$176,968,433	$182,736,519	$181,309,262

*Includes Overdistributed Net Investment Income of:	$(421,661)	$(25,714)	$(1,019,963)

(a)	The Board announced, on September 12, 2014, approval to change the fiscal year-end of the Fund from March 31 to October 31 (See Note 1).

See Notes to the Financial Statements.

30	www.cloughglobal.com

Clough Global Equity Fund	Statements of Changes in Net Assets

	For the Period Ended October 31, 2014(a)	For the Year Ended March 31, 2014	For the Year Ended March 31, 2013

COMMON SHAREHOLDERS OPERATIONS:

Net investment loss	$(2,960,128)	$(5,959,391)	$(983,944)
Net realized gain/(loss) from:
Investment securities	21,552,419	59,677,261	40,944,160
Securities sold short	(6,922,240)	(19,377,471)	5,058,198
Written options	2,711,856	2,132,270	2,891,304
Total return swap contracts	208,335	(778,872)	(174,134)
Foreign currency transactions	(1,873,544)	(2,282,452)	(1,185,512)
Net change in urealized appreciation/(depreciation) on:
Investment securities	(13,626,546)	7,138,315	(1,538,547)
Securities sold short	1,519,793	(6,297,210)	(3,687,914)
Written options	(426,675)	396,480	223,842
Total return swap contracts	850,925	912,341	(1,199,955)
Translation of assets and liabilities denominated in foreign currencies	(49,915)	2,278	(4,143)
Net Increase in Net Assets From Operations	984,280	35,563,549	40,343,355

DISTRIBUTIONS TO COMMON SHAREHOLDERS:

Net investment income	(1,468,195)	(6,725,986)	(15,521,413)
Net realized gains	(11,644,723)	(19,589,053)	(5,173,804)
Net Decrease in Net Assets from Distributions	(13,112,918)	(26,315,039)	(20,695,217)
Net Increase/(Decrease) in Net Assets Attributable to Common Shares	(12,128,638)	9,248,510	19,648,138

NET ASSETS ATTRIBUABLE TO COMMON SHARES:

Beginning of period	305,958,127	296,709,617	277,061,479
End of period*	$293,829,489	$305,958,127	$296,709,617

*Includes Overdistributed Net Investment Income of:	$(689,161)	$(58,333)	$(2,013,693)

(a)	The Board announced, on September 12, 2014, approval to change the fiscal year-end of the Fund from March 31 to October 31 (See Note 1).

See Notes to the Financial Statements.

Annual Report | October 31, 2014	31

Statements of Changes in Net Assets	Clough Global Opportunities Fund

	For the Period Ended October 31, 2014(a)	For the Year Ended March 31, 2014	For the Year Ended March 31, 2013

COMMON SHAREHOLDERS OPERATIONS:

Net investment loss	$(7,695,986)	$(16,433,509)	$(4,407,866)
Net realized gain/(loss) from:
Investment securities	56,231,878	154,280,979	85,789,337
Securities sold short	(16,856,654)	(49,230,469)	14,018,291
Written options	6,494,088	2,518,366	7,011,300
Total return swap contracts	536,860	(1,681,206)	(473,796)
Foreign currency transactions	(4,657,276)	(5,764,401)	(3,066,474)
Net change in urealized appreciation/(depreciation) on:
Investment securities	(33,118,469)	1,301,682	9,736,891
Securities sold short	3,202,670	(15,331,017)	(9,730,672)
Written options	(1,057,790)	951,552	650,071
Total return swap contracts	2,223,549	1,634,232	(2,401,365)
Translation of assets and liabilities denominated in foreign currencies	(126,915)	6,869	(11,019)
Net Increase in Net Assets From Operations	5,175,955	72,253,078	97,114,698

DISTRIBUTIONS TO COMMON SHAREHOLDERS:

Net investment income	–	(5,714,309)	(55,875,807)
Net realized gains	(34,405,011)	(64,906,503)	–
Net Decrease in Net Assets from Distributions	(34,405,011)	(70,620,812)	(55,875,807)
Net Increase/(Decrease) in Net Assets Attributable to Common Shares	(29,229,056)	1,632,266	41,238,891

NET ASSETS ATTRIBUABLE TO COMMON SHARES:

Beginning of period	759,084,125	757,451,859	716,212,968
End of period*	$729,855,069	$759,084,125	$757,451,859

*Includes Overdistributed Net Investment Income of:	$(4,172,614)	$(4,669,930)	$(5,320,120)

(a)	The Board announced, on September 12, 2014, approval to change the fiscal year-end of the Fund from March 31 to October 31 (See Note 1).

See Notes to the Financial Statements.

32	www.cloughglobal.com

Clough Global Allocation Fund	Statements of Cash Flows

	For the Period Ended October 31, 2014(a)	For the Year Ended March 31, 2014
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$ 1,901,349	$ 17,235,685
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(278,684,960)	(433,037,075)
Proceeds from disposition of investment securities	263,154,912	479,320,220
Proceeds from securities sold short transactions	154,382,138	229,586,058
Cover securities sold short transactions	(154,963,119)	(248,043,344)
Premiums received from written options transactions	1,902,448	2,697,925
Premiums paid on closing written options transactions	(520,568)	(1,241,403)
Purchased options transactions	(4,271,226)	(6,057,666)
Proceeds from purchased options transactions	1,464,389	1,676,696
Net proceeds from/(purchases of) short-term investment securities	18,966,921	(2,778,652)
Net realized gain from investment securities	(9,263,719)	(33,757,575)
Net realized loss on securities sold short	4,048,850	11,724,746
Net realized gain on written options	(1,626,786)	(1,157,134)
Net realized (gain)/loss on total return swap contracts	(127,759)	397,065
Net realized loss on foreign currency transactions	1,006,549	1,202,318
Net change in unrealized (appreciation)/depreciation on investment securities	3,767,515	(1,545,066)
Net change in unrealized (appreciation)/depreciation on securities sold short	(776,488)	3,663,378
Net change in unrealized (appreciation)/depreciation on written options	262,076	(237,888)
Net change in unrealized appreciation on total return swap contracts	(527,780)	(387,137)
Net change in unrealized (appreciation)/depreciation on translation of assets and liabilities denominated in foreign currencies	23,378	(1,667)
Net receipts from/(payments on) total return swap contracts	127,759	(397,065)
Discount and premiums amortized	36,093	224,315
(Increase)/Decrease in deposits with broker for written options and securities sold short	9,498,965	(5,686,565)
Decrease in deposits with broker for total return swap contracts	312,663	1,588,719
(Increase)/Decrease in dividends receivable	148,011	(83,052)
Increase in interest receivable	(28,655)	(6,036)
Decrease in due to custodian for foreign currency	(162,757)	(439,957)
Decrease in interest due on loan payable	(5,355)	(2,694)
Increase/(Decrease) in dividends payable - short sales	(94,206)	68,441
Increase/(Decrease) in interest payable - margin account	(9,129)	5,348
Increase/(Decrease) in accrued investment advisory fee	(5,853)	9,688
Increase/(Decrease) in accrued administration fee	(2,383)	3,945
Increase/(Decrease) in accrued trustees fee	12,052	(2,471)
Increase/(Decrease) in other payables and accrued expenses	(56)	180
Net cash provided by operating activities	9,945,269	14,542,280

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from bank borrowing	–	3,500,000
Cash distributions paid	(7,669,435)	(15,808,428)
Net cash used in financing activities	(7,669,435)	(12,308,428)

Effect of exchange rates on cash	(23,378)	1,667

Net Change in Cash and Foreign Rates on Cash and Foreign Currency	2,252,456	2,235,519

Cash and foreign currency, beginning of period	$ 2,244,152	$8,633
Cash and foreign currency, end of period	$ 4,496,608	$ 2,244,152

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest from bank borrowing:	$ 547,496	$ 925,074

(a)	The Board announced, on September 12, 2014, approval to change the fiscal year-end of the Fund from March 31 to October 31 (See Note 1).

See Notes to the Financial Statements.

Annual Report | October 31, 2014	33

Statements of Cash Flows	Clough Global Equity Fund

	For the Period Ended October 31, 2014(a)	For the Year Ended March 31, 2014
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$ 984,280	$ 35,563,549
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(437,511,856)	(686,514,711)
Proceeds from disposition of investment securities	441,299,401	759,969,777
Proceeds from securities sold short transactions	257,539,309	383,510,232
Cover securities sold short transactions	(259,621,421)	(415,504,252)
Premiums received from written options transactions	3,193,533	4,491,177
Premiums paid on closing written options transactions	(901,452)	(1,859,927)
Purchased options transactions	(7,120,342)	(10,096,110)
Proceeds from purchased options transactions	2,438,795	2,794,493
Net proceeds from/(purchases of) short-term investment securities	10,368,604	(2,637,130)
Net realized gain from investment securities	(21,552,419)	(59,677,261)
Net realized loss on securities sold short	6,922,240	19,377,471
Net realized gain on written options	(2,711,856)	(2,132,270)
Net realized (gain)/loss on total return swap contracts	(208,335)	778,872
Net realized loss on foreign currency transactions	1,698,731	2,000,002
Net change in unrealized (appreciation)/depreciation on investment securities	13,626,546	(7,138,315)
Net change in unrealized (appreciation)/depreciation on securities sold short	(1,519,793)	6,297,210
Net change in unrealized (appreciation)/depreciation on written options	426,675	(396,480)
Net change in unrealized appreciation on total return swap contracts	(850,925)	(912,341)
Net change in unrealized (appreciation)/depreciation on translation of assets and liabilities denominated in foreign currencies	49,915	(2,278)
Net receipts from/(payments on) total return swap contracts	208,335	(778,872)
Discount and premiums amortized	48,197	199,371
(Increase)/Decrease in deposits with broker for written options and securities sold short	17,018,007	(10,978,765)
Decrease in deposits with broker for total return swap contracts	526,938	5,535,847
(Increase)/Decrease in dividends receivable	275,884	(148,245)
(Increase)/Decrease in interest receivable	28,389	(40,602)
Decrease in due to custodian for foreign currency	(264,940)	(743,902)
Decrease in interest due on loan payable	(8,954)	(4,053)
Increase/(Decrease) in dividends payable - short sales	(155,576)	113,869
Increase/(Decrease) in interest payable - margin account	(15,802)	18,144
Increase/(Decrease) in accrued investment advisory fee	(14,468)	25,541
Increase/(Decrease) in accrued administration fee	(5,143)	9,080
Increase/(Decrease) in accrued trustees fee	12,052	(2,471)
Increase/(Decrease) in other payables and accrued expenses	(30)	180
Net cash provided by operating activities	24,202,519	21,116,830

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from bank borrowing	–	9,000,000
Cash distributions paid	(13,112,918)	(26,315,039)
Net cash used in financing activities	(13,112,918)	(17,315,039)

Effect of exchange rates on cash	(49,915)	2,278

Net Change in Cash and Foreign Rates on Cash and Foreign Currency	11,039,686	3,804,069

Cash and foreign currency, beginning of period	$ 3,818,086	$ 14,017
Cash and foreign currency, end of period	$ 14,857,772	$ 3,818,086

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest from bank borrowing:	$ 915,428	$ 1,522,115

(a)	The Board announced, on September 12, 2014, approval to change the fiscal year-end of the Fund from March 31 to October 31 (See Note 1).

See Notes to the Financial Statements.

34	www.cloughglobal.com

Clough Global Opportunities Fund	Statements of Cash Flows

	For the Period Ended October 31, 2014(a)	For the Year Ended March 31, 2014
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$ 5,175,955	$ 72,253,078
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(1,163,294,559)	(1,792,763,035)
Proceeds from disposition of investment securities	1,119,857,477	2,011,048,103
Proceeds from securities sold short transactions	641,333,119	974,663,385
Cover securities sold short transactions	(645,276,387)	(1,054,593,097)
Premiums received from written options transactions	7,649,669	9,640,740
Premiums paid on closing written options transactions	(2,191,650)	(5,924,822)
Purchased options transactions	(17,558,651)	(21,691,930)
Proceeds from purchased options transactions	5,928,096	9,256,788
Net proceeds from/(purchases of) short-term investment securities	76,794,357	(15,607,391)
Net realized gain from investment securities	(56,231,878)	(154,280,979)
Net realized loss on securities sold short	16,856,654	49,230,469
Net realized gain on written options	(6,494,088)	(2,518,366)
Net realized (gain)/loss on total return swap contracts	(536,860)	1,681,206
Net realized loss on foreign currency transactions	4,219,901	5,074,913
Net change in unrealized (appreciation)/depreciation on investment securities	33,118,469	(1,301,682)
Net change in unrealized (appreciation)/depreciation on securities sold short	(3,202,670)	15,331,017
Net change in unrealized (appreciation)/depreciation on written options	1,057,790	(951,552)
Net change in unrealized appreciation on total return swap contracts	(2,223,549)	(1,634,232)
Net change in unrealized (appreciation)/depreciation on translation of assets and liabilities denominated in foreign currencies	126,915	(6,869)
Net receipts from/(payments on) total return swap contracts	536,860	(1,681,206)
Discount and premiums amortized	130,834	1,031,400
(Increase)/Decrease in deposits with broker for written options and securities sold short	38,633,791	(21,734,902)
Decrease in deposits with broker for total return swap contracts	1,303,632	7,614,521
(Increase)/Decrease in dividends receivable	621,241	(342,904)
(Increase)/Decrease in interest receivable	(92,907)	288,139
Decrease in due to custodian for foreign currency	(673,983)	(1,778,416)
Decrease in interest due on loan payable	(22,321)	(13,324)
Increase/(Decrease) in dividends payable - short sales	(395,867)	286,565
Increase/(Decrease) in interest payable - margin account	(38,759)	20,766
Increase/(Decrease) in accrued investment advisory fee	(38,942)	52,139
Increase/(Decrease) in accrued administration fee	(12,461)	16,685
Increase/(Decrease) in accrued trustees fee	12,052	(2,471)
Increase/(Decrease) in other payables and accrued expenses	(55)	155
Net cash provided by operating activities	55,071,225	80,662,891

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid	(34,405,011)	(70,620,812)
Net cash used in financing activities	(34,405,011)	(70,620,812)

Effect of exchange rates on cash	(126,915)	6,869

Net Change in Cash and Foreign Rates on Cash and Foreign Currency	20,539,299	10,048,948

Cash and foreign currency, beginning of period	$ 10,085,407	$ 36,459
Cash and foreign currency, end of period	$ 30,624,706	$ 10,085,407

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest from bank borrowing:	$ 2,282,114	$ 3,970,124

(a)	The Board announced, on September 12, 2014, approval to change the fiscal year-end of the Fund from March 31 to October 31 (See Note 1).

See Notes to the Financial Statements.

Annual Report | October 31, 2014	35

Financial Highlights	Clough Global Allocation Fund
For a share outstanding throughout the period/years indicated

	For the Period Ended October 31, 2014(1)		For the Year Ended March 31, 2014	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011	For the Year Ended March 31, 2010

PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$17.51		$17.38	$16.30	$18.35	$16.90	$13.24
Income from investment operations:
Net investment income/(loss)*	(0.12)		(0.26)	(0.01)	0.26	0.38	0.32
Net realized and unrealized gain/(loss) on investments	0.31		1.90	2.29	(1.11)	2.27	4.44
Total Income from Investment Operations	0.19		1.64	2.28	(0.85)	2.65	4.76

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(0.14)		(0.24)	(0.90)	(1.20)	(1.20)	(0.46)
Net realized gains	(0.60)		(1.27)	(0.30)	–	–	–
Tax return of capital	–		–	–	–	–	(0.64)
Total Distributions to Common Shareholders	(0.74)		(1.51)	(1.20)	(1.20)	(1.20)	(1.10)

Net asset value - end of period	$16.96		$17.51	$17.38	$16.30	$18.35	$16.90

Market price - end of period	$14.60		$15.18	$15.07	$13.94	$16.24	$15.92

Total Investment Return - Net Asset Value:(2)	1.68%		11.14%	16.19%	(3.48)%	17.30%	38.14%
Total Investment Return - Market Price:(2)	0.97%		11.12%	17.81%	(6.73)%	10.20%	61.32%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$176,968		$182,737	$181,309	$170,120	$191,502	$176,317
Ratios to average net assets attributable to common shareholders:
Total expenses	3.25%	(3)	3.34%	3.24%	3.05%	2.87%	3.22%
Total expenses excluding interest expense and dividends on short sales expense	2.00%	(3)	1.94%	1.93%	1.80%	1.74%	1.88%
Net investment income/(loss)	(1.15)%	(3)	(1.47)%	(0.04)%	1.61%	2.28%	1.96%
Portfolio turnover rate(4)	110%		179%	250%	192%	172%	115%

Borrowings at End of Period
Aggregate Amount Outstanding (000s)	$93,300		$93,300	$89,800	$89,800	$89,800	$89,800
Asset Coverage Per $1,000 (000s)	$2,897		$2,959	$3,019	$2,894	$3,133	$2,963

*	Based on average shares outstanding.
(1)	The Board announced, on September 12, 2014, approval to change the fiscal year-end of the Fund from March 31 to October 31 (See Note 1).
(2)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at price obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund’s common shares. Past performance is not a guarantee of future results. Total returns for the period indicated are not annualized.

(3)	Annualized.
(4)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to the Financial Statements.

36	www.cloughglobal.com

Clough Global Equity Fund	Financial Highlights
For a share outstanding throughout the period/years indicated

	For the Period Ended October 31, 2014(1)		For the Year Ended March 31, 2014	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011	For the Year Ended March 31, 2010

PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$17.15		$16.63	$15.53	$17.62	$16.29	$12.28
Income from investment operations:
Net investment income/(loss)*	(0.17)		(0.33)	(0.06)	0.21	0.30	0.22
Net realized and unrealized gain/(loss) on investments	0.23		2.33	2.32	(1.14)	2.19	4.82
Total Income from Investment Operations	0.06		2.00	2.26	(0.93)	2.49	5.04

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(0.08)		(0.38)	(0.87)	(1.14)	(1.16)	(0.39)
Net realized gains	(0.66)		(1.10)	(0.29)	–	–	–
Tax return of capital	–		–	–	(0.02)	–	(0.64)
Total Distributions to Common Shareholders	(0.74)		(1.48)	(1.16)	(1.16)	(1.16)	(1.03)

Net asset value - end of period	$16.47		$17.15	$16.63	$15.53	$17.62	$16.29

Market price - end of period	$14.34		$15.42	$14.70	$13.09	$15.37	$14.33

Total Investment Return - Net Asset Value:(2)	0.86%		13.57%	16.90%	(4.08)%	17.05%	43.62%
Total Investment Return - Market Price:(2)	(2.33)%		15.52%	22.60%	(7.32)%	16.07%	58.80%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$293,829		$305,958	$296,710	$277,061	$314,355	$290,577
Ratios to average net assets attributable to common shareholders:
Total expenses	3.68%	(3)	3.76%	3.67%	3.43%	3.23%	3.57%
Total expenses excluding interest expense and dividends on short sales expense	2.42%	(3)	2.36%	2.35%	2.18%	2.10%	2.25%
Net investment income/(loss)	(1.68)%	(3)	(1.95)%	(0.37)%	1.34%	1.87%	1.43%
Portfolio turnover rate(4)	102%		166%	250%	183%	173%	116%

Borrowings at End of Period
Aggregate Amount Outstanding (000s)	$156,000		$156,000	$147,000	$147,000	$147,000	$147,000
Asset Coverage Per $1,000 (000s)	$2,884		$2,961	$3,018	$2,885	$3,138	$2,977

*	Based on average shares outstanding.
(1)	The Board announced, on September 12, 2014, approval to change the fiscal year-end of the Fund from March 31 to October 31 (See Note 1).
(2)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at price obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund’s common shares. Past performance is not a guarantee of future results. Total returns for the period indicated are not annualized.

(3)	Annualized.
(4)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to the Financial Statements.

Annual Report | October 31, 2014	37

Financial Highlights	Clough Global Opportunities Fund
For a share outstanding throughout the period/years indicated

	For the Period Ended October 31, 2014(1)		For the Year Ended March 31, 2014	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011	For the Year Ended March 31, 2010

PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$14.67		$14.64	$13.84	$15.72	$14.68	$11.55
Income from investment operations:
Net investment income/(loss)*	(0.15)		(0.32)	(0.09)	0.14	0.25	0.17
Net realized and unrealized gain/(loss) on investments	0.26		1.72	1.97	(0.94)	1.87	3.94
Total Income from Investment Operations	0.11		1.40	1.88	(0.80)	2.12	4.11

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	–		(0.11)	(1.08)	(1.05)	(1.08)	(0.29)
Net realized gains	(0.67)		(1.26)	–	–	–	–
Tax return of capital	–		–	–	(0.03)	–	(0.69)
Total Distributions to Common Shareholders	(0.67)		(1.37)	(1.08)	(1.08)	(1.08)	(0.98)

Net asset value - end of period	$14.11		$14.67	$14.64	$13.84	$15.72	$14.68

Market price - end of period	$12.18		$12.75	$12.87	$11.78	$13.85	$13.04

Total Investment Return - Net Asset Value:(2)	1.39%		11.26%	15.87%	(3.88)%	16.21%	37.93%
Total Investment Return - Market Price:(2)	0.70%		9.99%	19.67%	(7.14)%	15.27%	53.82%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$729,855		$759,084	$757,452	$716,213	$813,178	$759,601
Ratios to average net assets attributable to common shareholders:
Total expenses	3.86%	(3)	3.97%	3.86%	3.61%	3.40%	3.72%
Total expenses excluding interest expense and dividends on short sales expense	2.60%	(3)	2.55%	2.52%	2.35%	2.25%	2.39%
Net investment income/(loss)	(1.76)%	(3)	(2.15)%	(0.64)%	1.04%	1.74%	1.19%
Portfolio turnover rate(4)	111%		178%	241%	193%	171%	115%

Borrowings at End of Period
Aggregate Amount Outstanding (000s)	$388,900		$388,900	$388,900	$388,900	$388,900	$388,900
Asset Coverage Per $1,000 (000s)	$2,877		$2,952	$2,948	$2,842	$3,091	$2,953

*	Based on average shares outstanding.
(1)	The Board announced, on September 12, 2014, approval to change the fiscal year-end of the Fund from March 31 to October 31 (See Note 1).
(2)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at price obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund’s common shares. Past performance is not a guarantee of future results. Total returns for the period indicated are not annualized.

(3)	Annualized.
(4)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to the Financial Statements.

38	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements
October 31, 2014

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Clough Global Allocation Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund, are closed-end management investment companies registered under the Investment Company Act of 1940 (the “1940 Act”). The Funds were organized under the laws of the state of Delaware by an Amended Agreement and Declaration of Trust dated April 27, 2004 and January 25, 2005, respectively for Clough Global Allocation Fund and Clough Global Equity Fund, and an Agreement and Declaration of Trust dated January 12, 2006, for Clough Global Opportunities Fund. The Funds were previously registered as non-diversified investment companies. As a result of ongoing operations, each of the Funds became a diversified company. The Funds may not resume operating in a non-diversified manner without first obtaining shareholder approval. Each Fund’s investment objective is to provide a high level of total return. Each Declaration of Trust provides that the Board of Trustees may authorize separate classes of shares of beneficial interest. The common shares of Clough Global Allocation Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund are listed on the NYSE MKT and trade under the ticker symbols “GLV”, “GLQ” and “GLO” respectively. The Board of Trustees of each Fund announced, on September 12, 2014, that it had approved a change to the Funds’ fiscal year-end from March 31 to October 31, therefore, this report is for the seven months ended October 31, 2014.

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities. Each Fund is considered an investment company for financial reporting purposes under GAAP. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE” or the “Exchange”) on October 31, 2014.

The net asset value per share of each Fund is determined no less frequently than daily, on each day that the Exchange is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by the Fund at times when a Fund is not open for business. As a result, each Fund’s net asset value may change at times when it is not possible to purchase or sell shares of a Fund.

Investment Valuation: Securities held by each Fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries market maker prices are used since they are the most representative of the daily trading activity. Market maker prices are usually the mean between the bid and ask prices. Certain markets are not closed at the time that the Funds price their portfolio securities. In these situations, snapshot prices are provided by the individual pricing services or other alternate sources at the close of the NYSE as appropriate. Securities not traded on a particular day are valued at the mean between the last reported bid and the asked quotes, or the last sale price when appropriate; otherwise fair value will be determined by the board-appointed fair valuation committee. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services or dealers at the mean between the latest available bid and asked prices. As authorized by the Board of Trustees, debt securities (other than short-term obligations) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities or a matrix method which considers yield or price of comparable bonds provided by a pricing service. Short-term obligations maturing within 60 days are valued at amortized cost, which approximates value, unless the Board of Trustees determine that under particular circumstances such method does not result in fair value. Over-the-counter options are valued at the mean between bid and asked prices provided by dealers. Exchange-traded options are valued at closing settlement prices. Total return swaps are priced based on valuations provided by a Board approved independent third party pricing agent. If a total return swap price cannot be obtained from an independent third party pricing agent the Fund shall seek to obtain a bid price from at least one independent and/or executing broker.

If the price of a security is unavailable in accordance with the aforementioned pricing procedures, or the price of a security is unreliable, e.g., due to the occurrence of a significant event, the security may be valued at its fair value determined by management pursuant to procedures adopted by the Board of Trustees. For this purpose, fair value is the price that a Fund reasonably expects to receive on a current sale of the security. Due to the number of variables affecting the price of a security, however; it is possible that the fair value of a security may not accurately reflect the price that a Fund could actually receive on a sale of the security.

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own

Annual Report | October 31, 2014	39

Notes to Financial Statements	Clough Global Funds
October 31, 2014

assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used as of October 31, 2014, in valuing each Fund’s investments carried at value. The Funds recognize transfers between the levels as of the end of the period in which the transfer occurred. There were no transfers between Levels 1 and 2 during the period ended October 31, 2014.

Clough Global Allocation Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$53,490,168	$–	$–	$53,490,168
Consumer Staples	2,372,426	–	–	2,372,426
Energy	14,706,980	–	–	14,706,980
Financials	47,981,488	–	–	47,981,488
Health Care	32,690,638	–	–	32,690,638
Industrials	21,134,458	–	–	21,134,458
Information Technology	25,809,309	6,222	–	25,815,531
Materials	2,674,689	–	–	2,674,689
Telecommunication Services	1,925,349	–	–	1,925,349
Exchange Traded Funds	3,011,917	–	–	3,011,917
Warrants	46,783	2,831	–	49,614
Corporate Bonds	–	11,582,970	–	11,582,970
Asset/Mortgage Backed Securities	–	15,385,310	–	15,385,310
Government & Agency Obligations	–	15,224,175	–	15,224,175
Short-Term Investments	–	3,499,844	–	3,499,844

TOTAL	$205,844,205	$45,701,352	$–	$251,545,557

Other Financial Instruments

Assets
Total Return Swap Contracts**	$–	$346,383	$–	$346,383

Liabilities
Written Options	(58,700)	–	–	(58,700)
Securities Sold Short
Common Stocks
Consumer Discretionary	(2,706,582)	–	–	(2,706,582)
Financials	(6,010,300)	–	–	(6,010,300)
Health Care	(15,169,104)	–	–	(15,169,104)
Industrials	(3,753,140)	(4,362)	–	(3,757,502)
Information Technology	(1,327,853)	–	–	(1,327,853)
Materials	(3,216,542)	–	–	(3,216,542)
Exchange Traded Funds	(34,516,775)	–	–	(34,516,775)

TOTAL	$(66,758,996)	$342,021	$–	$(66,416,975)

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Clough Global Funds	Notes to Financial Statements
October 31, 2014

Clough Global Equity Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$97,661,108	$–	$–	$97,661,108
Consumer Staples	5,502,182	–	–	5,502,182
Energy	25,734,800	–	–	25,734,800
Financials	82,141,086	–	–	82,141,086
Health Care	57,495,038	766,500	–	58,261,538
Industrials	37,474,048	–	–	37,474,048
Information Technology	47,494,652	10,311	–	47,504,963
Materials	4,384,506	–	–	4,384,506
Telecommunication Services	3,225,363	–	–	3,225,363
Exchange Traded Funds	4,969,750	–	–	4,969,750
Warrants	78,288	4,642	–	82,930
Corporate Bonds	–	13,184,431	–	13,184,431
Asset/Mortgage Backed Securities	–	4,856,805	–	4,856,805
Government & Agency Obligations	–	22,261,219	–	22,261,219
Short-Term Investments	–	7,499,690	–	7,499,690

TOTAL	$366,160,821	$48,583,598	$–	$414,744,419

Other Financial Instruments

Assets
Total Return Swap Contracts**	$–	$563,311	$–	$563,311

Liabilities
Written Options	(104,365)	–	–	(104,365)
Securities Sold Short
Common Stocks
Consumer Discretionary	(4,556,220)	–	–	(4,556,220)
Financials	(9,968,194)	–	–	(9,968,194)
Health Care	(25,214,514)	–	–	(25,214,514)
Industrials	(6,239,799)	(7,300)	–	(6,247,099)
Information Technology	(2,210,012)	–	–	(2,210,012)
Materials	(5,368,008)	–	–	(5,368,008)
Exchange Traded Funds	(57,081,234)	–	–	(57,081,234)

TOTAL	$(110,742,346)	$556,011	$–	$(110,186,335)

Annual Report | October 31, 2014	41

Notes to Financial Statements	Clough Global Funds
October 31, 2014

Clough Global Opportunities Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$223,243,941	$–	$–	$223,243,941
Consumer Staples	10,003,133	–	–	10,003,133
Energy	61,348,656	–	–	61,348,656
Financials	194,867,863	–	–	194,867,863
Health Care	136,131,139	–	–	136,131,139
Industrials	88,400,438	–	–	88,400,438
Information Technology	107,237,891	25,778	–	107,263,669
Materials	11,293,452	–	–	11,293,452
Telecommunication Services	8,064,724	–	–	8,064,724
Exchange Traded Funds	12,688,548	–	–	12,688,548
Warrants	194,929	12,200	–	207,129
Corporate Bonds	–	45,834,425	–	45,834,425
Asset/Mortgage Backed Securities	–	63,082,394	–	63,082,394
Government & Agency Obligations	–	59,411,069	–	59,411,069
Purchased Options	67,375	–	–	67,375
Short-Term Investments	–	15,999,316	–	15,999,316

TOTAL	$853,542,089	$184,365,182	$–	$1,037,907,271

Other Financial Instruments

Assets
Total Return Swap Contracts**	$–	$1,456,416	$–	$1,456,416

Liabilities
Written Options	(255,175)	–	–	(255,175)
Securities Sold Short
Common Stocks
Consumer Discretionary	(11,309,738)	–	–	(11,309,738)
Financials	(24,985,120)	–	–	(24,985,120)
Health Care	(62,989,724)	–	–	(62,989,724)
Industrials	(15,549,002)	(18,140)	–	(15,567,142)
Information Technology	(5,516,358)	–	–	(5,516,358)
Materials	(13,376,133)	–	–	(13,376,133)
Exchange Traded Funds	(143,926,892)	–	–	(143,926,892)

TOTAL	$(277,908,142)	$1,438,276	$–	$(276,469,866)

*	For detailed industry descriptions, see the accompanying Statement of Investments.
**	Swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or Clough Capital Partners L.P. (the “Adviser” or “Clough”) believes the price provided is not reliable, securities of each Fund may be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On a monthly basis, the Fair Value Committee of each Fund meets and discusses securities that have been fair valued during the preceding month in accordance with the Funds’ Fair Value Procedures and reports quarterly to the Board of Trustees on the results of those meetings.

Foreign Securities: Each Fund may invest a portion of its assets in foreign securities. In the event that a Fund executes a foreign security transaction, the Fund will generally enter into a foreign currency spot contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

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Clough Global Funds	Notes to Financial Statements
October 31, 2014

The accounting records of each Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is reported with all other foreign currency realized and unrealized gains and losses in the Funds’ Statements of Operations.

A foreign currency spot contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. Each Fund may enter into foreign currency spot contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to a Fund include the potential inability of the counterparty to meet the terms of the contract.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by a Fund and the resulting unrealized appreciation or depreciation are determined using prevailing forward foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency spot contracts are reported in the Funds’ Statements of Assets and Liabilities as a receivable or a payable and in the Funds’ Statements of Operations with the change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies. These spot contracts are used by the broker to settle investments denominated in foreign currencies.

A Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statements of Operations.

Short Sales: Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

Each Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. Each Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. The cash amount is reported on the Statements of Assets and Liabilities as Deposit with broker for written options and securities sold short which is held with one counterparty. Each Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to short sales. The interest incurred by the Funds is reported on the Statements of Operations as Interest expense – margin account. Interest amounts payable are reported on the Statements of Assets and Liabilities as Interest payable – margin account.

Each Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. Each Fund expects normally to close its short sales against-the-box by delivering newly acquired stock.

Derivatives Instruments and Hedging Activities: The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow the Funds to enter into various types of derivative contracts, including, but not limited to, purchased and written options, swaps, futures and warrants. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors: In pursuit of their investment objectives, certain Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for

Annual Report | October 31, 2014	43

Notes to Financial Statements	Clough Global Funds
October 31, 2014

securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Each Fund may acquire put and call options and options on stock indices and enter into stock index futures contracts, certain credit derivatives transactions and short sales in connection with its equity investments. In connection with a Fund’s investments in debt securities, it may enter into related derivatives transactions such as interest rate futures, swaps and options thereon and certain credit derivatives transactions. Derivatives transactions of the types described above subject a Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. Each Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by a Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivatives contract due to financial difficulties, each Fund may experience significant delays in obtaining any recovery under the derivatives contract in a bankruptcy or other reorganization proceeding. Each Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Option Writing/Purchasing: Each Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option among others, is that a Fund pays a premium whether or not the option is exercised. Additionally, a Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Each Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to options. Each Fund deposits collateral with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The cash amount is reported on the Statements of Assets and Liabilities as Deposit with broker for written options and securities sold short which is held with one counterparty. The interest incurred on the Funds is reported on the Statements of Operations as Interest expense – margin account. Interest amounts payable by the Funds are reported on the Statements of Assets and Liabilities as Interest payable – margin account.

When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is recorded as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether a Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by a Fund. Each Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

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Clough Global Funds	Notes to Financial Statements
October 31, 2014

Written option activity for the period ended October 31, 2014, was as follows:

Clough Global Allocation Fund

	Written Call Options		Written Put Options

	Contracts	Premiums	Contracts	Premiums

Outstanding, March 31, 2014	–	$–	(300)	$299,388
Positions opened	(1,198)	119,470	(1,632)	1,782,979
Closed	566	(61,014)	1,560	(1,584,958)
Excercised	250	(16,950)	72	(3,021)
Expired	100	(6,994)	300	(494,388)

Outstanding, October 31, 2014	(282)	$34,512	–	$–

Market Value, October 31, 2014		$(58,700)		$–

Clough Global Equity Fund

	Written Call Options		Written Put Options

	Contracts	Premiums	Contracts	Premiums

Outstanding, March 31, 2014	–	$–	(500)	$498,980
Positions opened	(2,230)	221,902	(2,720)	2,971,631
Closed	975	(103,233)	2,600	(2,641,596)
Excercised	450	(30,511)	120	(5,035)
Expired	200	(13,988)	500	(823,980)

Outstanding, October 31, 2014	(605)	$74,170	–	$–

Market Value, October 31, 2014		$(104,365)		$–

Clough Global Opportunities Fund

	Written Call Options		Written Put Options

	Contracts	Premiums	Contracts	Premiums

Outstanding, March 31, 2014	–	$–	(1,200)	$1,197,552
Positions opened	(5,297)	516,914	(6,548)	7,132,754
Closed	2,489	(258,632)	6,249	(6,340,208)
Excercised	1,200	(81,370)	299	(12,546)
Expired	400	(27,975)	1,200	(1,977,552)

Outstanding, October 31, 2014	(1,208)	$148,937	–	$–

Market Value, October 31, 2014		$(255,175)		$–

Swaps: During the year/period each Fund engaged in total return swaps. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. Each Fund may utilize swap agreements as a means to gain exposure to certain assets and/or to “hedge” or protect the Fund from adverse movements in securities prices or interest rates. Each Fund is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If each Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

Annual Report | October 31, 2014	45

Notes to Financial Statements	Clough Global Funds
October 31, 2014

During the year/period ended October 31, 2014 and March 31, 2014, the Funds invested in swap agreements consistent with the Funds’ investment strategies to gain exposure to certain markets or indices.

Warrants/Rights: Each Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit each Fund’s ability to exercise the warrants or rights at such times and in such quantities as each Fund would otherwise wish. Each Fund held no rights at the end of the period.

The effect of derivatives instruments on each Fund’s Statements of Assets and Liabilities as of October 31, 2014:

	Asset Derivatives

Risk Exposure	Statements of Assets and Liabilities Location	Fair Value

Clough Global Allocation Fund
Equity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	$346,383
Equity Contracts (Warrants)	Investments, at value	49,614

Total		$395,997

Clough Global Equity Fund
Equity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	$563,311
Equity Contracts (Warrants)	Investments, at value	82,930

Total		$646,241

Clough Global Opportunities Fund
Equity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	$1,456,416
Equity Contracts (Purchased Options)	Investments, at value	67,375
Equity Contracts (Warrants)	Investments, at value	207,129

Total		$1,730,920

	Liability Derivatives

Risk Exposure	Statements of Assets and Liabilities Location	Fair Value

Clough Global Allocation Fund
Equity Contracts (Written Options)	Written Options, at value	$(58,700)

Total		$(58,700)

Clough Global Equity Fund
Equity Contracts (Written Options)	Written Options, at value	$(104,365)

Total		$(104,365)

Clough Global Opportunities Fund
Equity Contracts (Written Options)	Written Options, at value	$(255,175)

Total		$(255,175)

46	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements
October 31, 2014

The effect of derivatives instruments on each Fund’s Statements of Operations for the period ended October 31, 2014:

Risk Exposure	Statements of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income

Clough Global Allocation Fund
Equity Contracts (Written Options)	Net realized gain/(loss) on written options/Net change in unrealized appreciation/(depreciation) on written options	$1,626,786	$(262,076)
Equity Contracts (Total Return Swap Contracts)	Net realized gain/(loss) on total return swap contracts/Net change in unrealized appreciation/(depreciation) on total return swap contracts	127,759	527,780
Equity Contracts (Purchased Options)	Net realized gain/(loss) on investment securities/Net change in unrealized appreciation/(depreciation) on investment securities	(3,570,499)	503,112
Equity Contracts (Warrants)	Net realized gain/(loss) on investment securities/ Net change in unrealized appreciation/(depreciation) on investment securities	–	(125,823)

Total		$(1,815,954)	$642,993

Clough Global Equity Fund
Equity Contracts (Written Options)	Net realized gain/(loss) on written options/Net change in unrealized appreciation/(depreciation) on written options	$2,711,856	$(426,675)
Equity Contracts (Total Return Swap Contracts)	Net realized gain/(loss) on total return swap contracts/Net change in unrealized appreciation/(depreciation) on total return swap contracts	208,335	850,925
Equity Contracts (Purchased Options)	Net realized gain/(loss) on investment securities/Net change in unrealized appreciation/(depreciation) on investment securities	(5,952,056)	838,520
Equity Contracts (Warrants)	Net realized gain/(loss) on investment securities/ Net change in unrealized appreciation/(depreciation) on investment securities	–	(210,650)

Total		$(3,031,865)	$1,052,120

Clough Global Opportunities Fund
Equity Contracts (Written Options)	Net realized gain/(loss) on written options/Net change in unrealized appreciation/(depreciation) on written options	$6,494,088	$(1,057,790)
Equity Contracts (Total Return Swap Contracts)	Net realized gain/(loss) on total return swap contracts/Net change in unrealized appreciation/(depreciation) on total return swap contracts	536,860	2,223,549
Equity Contracts (Purchased Options)	Net realized gain/(loss) on investment securities/Net change in unrealized appreciation/(depreciation) on investment securities	(14,501,428)	1,909,618
Equity Contracts (Warrants)	Net realized gain/(loss) on investment securities/ Net change in unrealized appreciation/(depreciation) on investment securities	–	(523,854)

Total		$(7,470,480)	$2,551,523

Annual Report | October 31, 2014	47

Notes to Financial Statements	Clough Global Funds
October 31, 2014

The effect of derivatives instruments on each Fund’s Statements of Operations for the year ended March 31, 2014.

Risk Exposure	Statements of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income

Clough Global Allocation Fund
Equity Contracts (Written Options)	Net realized gain/(loss) on written options/Net change in unrealized appreciation/(depreciation) on written options	$1,157,134	$237,888
Equity Contracts (Total Return Swap Contracts)	Net realized gain/(loss) on total return swap contracts/Net change in unrealized appreciation/(depreciation) on total return swap contracts	(397,065)	387,137
Equity Contracts (Purchased Options)	Net realized gain/(loss) on investment securities/Net change in unrealized appreciation/(depreciation) on investment securities	(3,600,359)	(503,112)
Equity Contracts (Warrants)	Net realized gain/(loss) on investment securities/ Net change in unrealized appreciation/(depreciation) on investment securities	(11,959)	174,267

Total		$(2,852,249)	$296,180

Clough Global Equity Fund
Equity Contracts (Written Options)	Net realized gain/(loss) on written options/Net change in unrealized appreciation/(depreciation) on written options	$2,132,270	$396,480
Equity Contracts (Total Return Swap Contracts)	Net realized gain/(loss) on total return swap contracts/Net change in unrealized appreciation/(depreciation) on total return swap contracts	(778,872)	912,341
Equity Contracts (Purchased Options)	Net realized gain/(loss) on investment securities/Net change in unrealized appreciation/(depreciation) on investment securities	(6,000,598)	(838,520)
Equity Contracts (Warrants)	Net realized gain/(loss) on investment securities/ Net change in unrealized appreciation/(depreciation) on investment securities	(19,840)	291,623

Total		$(4,667,040)	$761,924

Clough Global Opportunities Fund
Equity Contracts (Written Options)	Net realized gain/(loss) on written options/Net change in unrealized appreciation/(depreciation) on written options	$2,518,366	$951,552
Equity Contracts (Total Return Swap Contracts)	Net realized gain/(loss) on total return swap contracts/Net change in unrealized appreciation/(depreciation) on total return swap contracts	(1,681,206)	1,634,232
Equity Contracts (Purchased Options)	Net realized gain/(loss) on investment securities/Net change in unrealized appreciation/(depreciation) on investment securities	(9,999,098)	(2,078,544)
Equity Contracts (Warrants)	Net realized gain/(loss) on investment securities/ Net change in unrealized appreciation/(depreciation) on investment securities	(50,675)	726,110

Total		$(9,212,613)	$1,233,350

The average purchased and written option contracts volume during the period ended October 31, 2014, is noted below for each of the Funds.

Fund	Average Purchased Option Contract Volume	Average Written Option Contract Volume

Clough Global Allocation Fund	255	481
Clough Global Equity Fund	428	794
Clough Global Opportunities Fund	1,495	2034

48	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements
October 31, 2014

The average total return swap contracts notional amount during the period ended October 31, 2014, is noted below for each of the Funds.

Fund	Average Swap Contract Notional Amount

Clough Global Allocation Fund	$1,828,386
Clough Global Equity Fund	2,963,607
Clough Global Opportunities Fund	7,693,631

The average warrant market value during the period ended October 31, 2014, is noted below for each of the Funds.

Fund	Average Warrant Market Value
Clough Global Allocation Fund	$151,454
Clough Global Equity Fund	253,416
Clough Global Opportunities Fund	631,186

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

Offsetting of Derivatives Assets

October 31, 2014
					Gross Amounts Not Offset in the Statements of Assets and Liabilities

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments (a)	Cash Collateral Pledged(a)	Net Amount

Clough Global Allocation Fund
Total Return Swap Contracts	$346,383	$–	$346,383	$–	$–	$346,383

Total	$346,383	$–	$346,383	$–	$–	$346,383

Clough Global Equity Fund
Total Return Swap Contracts	$563,311	$–	$563,311	$–	$–	$563,311

Total	$563,311	$–	$563,311	$–	$–	$563,311

Clough Global Opportunities Fund
Total Return Swap Contracts	$1,456,416	$–	$1,456,416	$–	$–	$1,456,416

Total	$1,456,416	$–	$1,456,416	$–	$–	$1,456,416

(a)	These amounts are limited to the derivative asset balance and, accordingly, do not include excess collateral received/pledged.

Income Taxes: Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. As of and during the period ended October 31, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Annual Report | October 31, 2014	49

Notes to Financial Statements	Clough Global Funds
October 31, 2014

Distributions to Shareholders: Each Fund intends to make a level dividend distribution each month to Common Shareholders after payment of interest on any outstanding borrowings. The level dividend rate may be modified by the Board of Trustees from time to time. Any net capital gains earned by a Fund are distributed at least annually to the extent necessary to avoid federal income and excise taxes. Distributions to shareholders are recorded by each Fund on the ex-dividend date. Each Fund has received approval from the Securities and Exchange Commission (the “Commission”) for exemption from Section 19(b) of the 1940 Act, and Rule 19b-1 there under permitting each Fund to make periodic distributions of long-term capital gains, provided that the distribution policy of a fund with respect to its Common Shares calls for periodic (e.g. quarterly/monthly) distributions in an amount equal to a fixed percentage of each Fund’s average net asset value over a specified period of time or market price per common share at or about the time of distributions or pay-out of a level dollar amount.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income and Dividend expense-short sales are recorded on the ex-dividend date. Certain dividend income from foreign securities will be recorded, in the exercise of reasonable diligence, as soon as a Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income, which includes amortization of premium and accretion of discount, is recorded on the accrual basis. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis for both financial reporting and income tax purposes.

Counterparty Risk: Each of the Funds run the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of each Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. In addition, to the extent that each of the Funds use over-the-counter derivatives, and/or has significant exposure to a single counterparty, this risk will be particularly pronounced for each of the Funds.

Other Risk Factors: Investing in the Funds may involve certain risks including, but not limited to, the following:

Unforeseen developments in market conditions may result in the decline of prices of, and the income generated by, the securities held by the Funds. These events may have adverse effects on the Funds such as a decline in the value and liquidity of many securities held by the Funds, and a decrease in net asset value. Such unforeseen developments may limit or preclude the Funds’ ability to achieve their investment objective.

Investing in stocks may involve larger price fluctuation and greater potential for loss than other types of investments. This may cause the securities held by the Funds to be subject to larger short-term declines in value.

The Funds may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Funds to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity. At October 31, 2014, Clough Global Allocation Fund, Clough Global Equity Fund and Clough Global Opportunities Fund each had a significant concentration of their investment securities (Investments, at value recorded on the Statements of Assets and Liabilities) in companies based in the United States 90.56%, 87.79% and 90.10% of net assets, respectively.

Fixed income securities are subject to credit risk, which is the possibility that a security could have its credit rating downgraded or that the issuer of the security could fail to make timely payments or default on payments of interest or principal. Additionally, fixed income securities are subject to interest rate risk, meaning the decline in the price of debt securities that accompanies a rise in interest rates. Bonds with longer maturities are subject to greater price fluctuations than bonds with shorter maturities.

The Funds invest in bonds which are rated below investment grade. These high yield bonds may be more susceptible than higher grade bonds to real or perceived adverse economic or industry conditions. The secondary market, on which high yield bonds are traded, may also be less liquid than the market for higher grade bonds.

2. TAXES

Classification of Distributions: Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Funds.

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Clough Global Funds	Notes to Financial Statements
October 31, 2014

The tax character of the distributions paid by the Funds during the years ended October 31, 2014, March 31, 2014 and March 31, 2013 were as follows:

	Ordinary income	Long-Term Capital Gains	Total
Clough Global Allocation Fund
October 31, 2014	$1,428,310	$6,241,125	$7,669,435
March 31, 2014	2,508,129	13,300,299	15,808,428
March 31, 2013	9,391,145	3,130,382	12,521,527
Clough Global Equity Fund
October 31, 2014	$1,468,195	$11,644,723	$13,112,918
March 31, 2014	6,725,986	19,589,053	26,315,039
March 31, 2013	15,521,413	5,173,804	20,695,217
Clough Global Opportunities Fund
October 31, 2014	$–	$34,405,011	$34,405,011
March 31, 2014	5,714,309	64,906,503	70,620,812
March 31, 2013	55,875,807	–	55,875,807

Components of Earnings: Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under accounting principles generally accepted in the United States. Accordingly, for the period ended October 31, 2014, certain differences were reclassified. These differences relate primarily to the differing tax treatment of commodities, passive foreign investment companies (PFICs), foreign currencies and other investments.

The reclassifications were as follows:

	Undistributed Ordinary Income	Accumulated Capital Gain/(Loss)	Paid-in Capital
Clough Global Allocation Fund	$2,244,143	$(2,244,143)	$–
Clough Global Equity Fund	3,797,495	(3,797,493)	(2)
Clough Global Opportunities Fund	8,193,302	(8,193,302)	–

Capital Losses: As of October 31, 2014, the Funds had no capital loss carryforwards.

The Funds elect to defer to the year ending October 31, 2015, late year ordinary losses in the amounts of:

Fund	Amount
Clough Global Opportunities Fund	$2,403,598

Tax Basis of Distributable Earnings: Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under GAAP.

As of October 31, 2014, the components of distributable earnings on a tax basis were as follows:

	Clough Global Allocation Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
Accumulated net realized gain on investments	$5,930,447	$17,630,080	$5,986,416
Net unrealized appreciation on investments	5,317,383	10,379,274	13,333,072
Other accumulated losses	(367,359)	(599,768)	(3,948,911)

Total	$10,880,471	$27,409,586	$15,370,577

Annual Report | October 31, 2014	51

Notes to Financial Statements	Clough Global Funds
October 31, 2014

Tax Basis of Investments: Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of October 31, 2014, were as follows:

	Clough Global Allocation Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
Gross appreciation (excess of value over tax cost)	$17,529,182	$33,291,339	$64,329,827
Gross depreciation (excess of tax cost over value)	(8,322,775)	(16,550,039)	(34,588,776)
Net depreciation (excess of tax cost over value) of foreign currency and derivatives	(3,889,024)	(6,362,026)	(16,407,979)

Net unrealized appreciation	$5,317,383	$10,379,274	$13,333,072

Cost of investments for income tax purposes	$242,339,150	$398,003,119	$1,008,166,220

The difference between book and tax basis unrealized appreciation is attributable primarily to wash sales and tax treatment of certain other investments.

3. CAPITAL TRANSACTIONS

Common Shares: There are an unlimited number of no par value common shares of beneficial interest authorized for each Fund.

Transactions in common shares were as follows:

	Clough Global Allocation Fund
	For the Period Ended October 31, 2014	For the Year Ended March 31, 2014	For the Year Ended March 31, 2013
Common Shares Outstanding - beginning of period	10,434,606	10,434,606	10,434,606
Common Shares Issued as reinvestment of dividends	–	–	–

Common Shares Outstanding - end of period	10,434,606	10,434,606	10,434,606

Transactions in common shares were as follows:

	Clough Global Equity Fund
	For the Period Ended October 31, 2014	For the Year Ended March 31, 2014	For the Year Ended March 31, 2013
Common Shares Outstanding - beginning of period	17,840,705	17,840,705	17,840,705
Common Shares Issued as reinvestment of dividends	–	–	–

Common Shares Outstanding - end of period	17,840,705	17,840,705	17,840,705

Transactions in common shares were as follows:

	Clough Global Opportunities Fund
	For the Period Ended October 31, 2014	For the Year Ended March 31, 2014	For the Year Ended March 31, 2013
Common Shares Outstanding - beginning of period	51,736,859	51,736,859	51,736,859
Common Shares Issued as reinvestment of dividends	–	–	–

Common Shares Outstanding - end of period	51,736,859	51,736,859	51,736,859

52	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements
October 31, 2014

4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term securities, for the period ended October 31, 2014, are listed in the table below.

Fund	Cost of Investments Purchased	Proceeds From Investments Sold	Purchases of Long-Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Clough Global Allocation Fund	$235,499,299	$247,234,025	$28,157,679	$23,284,101
Clough Global Equity Fund	374,736,387	421,587,623	40,442,292	31,611,391
Clough Global Opportunities Fund	1,001,582,340	1,062,421,794	108,104,130	87,594,182

5. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

Clough serves as each Fund’s investment adviser pursuant to an Investment Advisory Agreement (each an “Advisory Agreement” and collectively, the “Advisory Agreements”) with each Fund. As compensation for its services to the Fund, Clough receives an annual investment advisory fee of 0.70%, 0.90% and 1.00% based on Clough Global Allocation Fund’s, Clough Global Equity Fund’s and Clough Global Opportunities Fund’s, respectively, average daily total assets, computed daily and payable monthly. ALPS Fund Services, Inc. (“ALPS”) serves as each Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with each Fund. As compensation for its services to each Fund, ALPS receives an annual administration fee of 0.285%, 0.32%, and 0.32% based on Clough Global Allocation Fund’s, Clough Global Equity Fund’s and Clough Global Opportunities Fund’s, respectively, average daily total assets, computed daily and payable monthly. ALPS will pay all expenses incurred by each Fund, with the exception of advisory fees, trustees’ fees, portfolio transaction expenses, litigation expenses, taxes, expenses of conducting repurchase offers for the purpose of repurchasing fund shares, costs of preferred shares, and extraordinary expenses.

Both Clough and ALPS are considered to be “affiliates” of the Funds as defined in the 1940 Act.

6. COMMITTED FACILITY AGREEMENT AND LENDING AGREEMENT

Each Fund entered into a financing package that includes a Committed Facility Agreement (the “Agreement”) dated January 16, 2009, as amended, between each Fund and BNP Paribas Prime Brokerage, Inc. (“BNP”) that allows each Fund to borrow funds from BNP. Each Fund is currently borrowing the maximum commitment covered by the agreement. Borrowings under the Agreement are secured by assets of each Fund that are held by a Fund’s custodian in a separate account (the “pledged collateral”) valued at $165,160,911, $277,456,848 and $681,808,868 for Clough Global Allocation Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively. Each Fund may, with 30 days notice, reduce the Maximum Commitment Financing (Initial Limit amount plus the increased borrowing amount in excess of the Initial Limit) to a lesser amount if drawing on the full amount would result in a violation of the applicable asset coverage requirement of Section 18 of the 1940 Act. Interest is charged at the three month LIBOR (London Inter-bank Offered Rate) plus 0.70% (prior to October 15, 2014, 0.75%) on the amount borrowed and 0.65% on the undrawn balance. Each Fund also pays a one-time arrangement fee of 0.25% on (i) the Initial Limit and (ii) any increased borrowing amount in the excess of the Initial Limit, paid in monthly installments for the six months immediately following the date on which borrowings were drawn by the Fund.

The Agreement was amended on December 31, 2013, to increase the Maximum Commitment Financing to $93,300,000 for the Clough Global Allocation Fund and $156,000,000 for the Clough Global Equity Fund. For the period ended October 31, 2014 the average borrowings outstanding for Clough Global Allocation Fund, Clough Global Equity Fund and Clough Global Opportunities Fund under the agreement were $93,300,000, $156,000,000 and $388,900,000, respectively, and the average interest rate for the borrowings was 0.98%. As of October 31, 2014, the outstanding borrowings for Clough Global Allocation Fund, Clough Global Equity Fund and Clough Global Opportunities Fund were $93,300,000, $156,000,000 and $388,900,000, respectively. The interest rate applicable to the borrowings of Clough Global Allocation Fund, Clough Global Equity Fund and Clough Global Opportunities Fund on October 31, 2014, was 0.93%.

The Lending Agreement is a separate side-agreement between each Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by a Fund to BNP under the Agreement. The Lending Agreement is intended to permit each Fund to significantly reduce the cost of its borrowings under the Agreement. BNP has the ability to reregister the Lent Securities in its own name or in another name other than the Fund to pledge, re-pledge, sell, lend or otherwise transfer or use the collateral with all attendant rights of ownership. (It is each Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows Lent Securities from BNP.) Each Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by a Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to each Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities.

Annual Report | October 31, 2014	53

Notes to Financial Statements	Clough Global Funds
October 31, 2014

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by a Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to each Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with each Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, each Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. Each Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to each Fund’s custodian no later than three business days after such request. If a Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable for the ultimate delivery to each Fund’s custodian of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. Under the terms of the Lending Agreement, each Fund shall have the right to apply and set-off an amount equal to one hundred percent (100%) of the then current fair market value of such Lent Securities against the Current Borrowings. As of October 31, 2014, the market value of the Lent Securities for Clough Global Allocation Fund, Clough Global Equity Fund and Clough Global Opportunities Fund were $87,663,637, $147,927,038 and $365,496,770, respectively.

The Board of Trustees has approved each Agreement and the Lending Agreement. No violations of the Agreement or the Lending Agreement have occurred during the period ended October 31, 2014.

Each Fund receives income from BNP based on the value of the Lent Securities. This income is recorded as Hypothecated securities income on the Statements of Operations. The interest incurred on borrowed amounts is recorded as Interest on loan in the Statements of Operations, a part of Total Expenses.

7. OTHER

The Independent Trustees of each Fund receive from each Fund a quarterly retainer of $3,500 and an additional $1,500 for each board meeting attended. The Chairman of the Board of Trustees of each Fund receives a quarterly retainer from each Fund of $4,200 and an additional $1,800 for each board meeting attended. The Chairman of the Audit Committee of each Fund receives a quarterly retainer from each Fund of $3,850 and an additional $1,650 for each board meeting attended.

54	www.cloughglobal.com

Clough Global Funds	Dividend Reinvestment Plan
October 31, 2014 (Unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting DST Sytems, Inc. (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in each Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re–invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever a Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non–participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from a Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open–Market Purchases”) on the American Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open–Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex–dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open–Market Purchases. If, before the Plan Administrator has completed its Open–Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open–Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open–Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open–Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by a Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open–Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

Each Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, each Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, DST Systems, Inc., 333 West 11th Street, 5th Floor, Kansas City, Missouri 64105.

Annual Report | October 31, 2014	55

Additional Information	Clough Global Funds
October 31, 2014 (Unaudited)

FUND PROXY VOTING POLICIES & PROCEDURES

Each Fund’s policies and procedures used in determining how to vote proxies relating to portfolio securities are available on the Funds’ website at http://www.cloughglobal.com. Information regarding how each Fund voted proxies relating to portfolio securities held by each Fund for the period ended June 30, are available without charge, upon request, by contacting the Funds at 1-877-256-8445 and on the Commission’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N–Q within 60 days after the end of the period. Copies of the Funds’ Form N–Q are available without a charge, upon request, by contacting the Funds at 1–877–256–8445 and on the Commission’s website at http://www.sec.gov. You may also review and copy Form N–Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1–800–SEC–0330.

NOTICE

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that each Fund may purchase at market prices from time to time shares of its common stock in the open market.

SECTION 19(A) NOTICES

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. Each Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for the Fund.

The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the period ended October 31, 2014				% Breakdown of the Total Cumulative Distributions for the period ended October 31, 2014
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
Clough Global Allocation Fund	$0.0000	$0.7350	$0.0000	$0.7350	0.00%	100.00%	0.00%	100.00%
Clough Global Equity Fund	$0.0000	$0.7350	$0.0000	$0.7350	0.00%	100.00%	0.00%	100.00%
Clough Global Opportunities Fund	$0.0000	$0.5228	$0.1422	$0.6650	0.00%	78.62%	21.38%	100.00%

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, each Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by each Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. Each Fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

TAX DESIGNATIONS

Pursuant to Section 852(b)(3) of the Internal Revenue Code, Clough Global Allocation Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund designate $6,241,125, $11,644,723 and $34,405,011 respectively as a long-term capital gain distribution.

The Funds hereby designate the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2013:

	Clough Global Allocation Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
Corporate Dividends Received Deduction	10.11%	10.67%	9.05%
Qualified Dividend Income	13.27%	14.94%	12.86%

Please consult a tax advisor if you have questions about federal or state income tax laws, or how to prepare your tax returns.

56	www.cloughglobal.com

Clough Global Funds	Trustees & Officers
October 31, 2014 (Unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Term of office and length of service with GLV[2], GLQ[3] & GLO[4]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[5]	Other Directorships Held by Trustee During the Past Five Years
Non-Interested Trustees/Nominees
Robert L. Butler 1941	Chairman of the Board and Trustee	Trustee since: GLV: 2004 GLQ: 2005 GLO: 2006 Term expires: GLV: 2015 GLQ: 2016 GLO: 2014	Since 2001, Mr. Butler has been an independent consultant for businesses. Mr. Butler has over 45 years experience in the investment business, including 17 years as a senior executive with a global investment management/natural resources company and 20 years with a securities industry regulation organization, neither of which Mr. Butler has been employed by since 2001.	3	None

Adam D. Crescenzi 1942	Trustee	Trustee since: GLV: 2004 GLQ: 2005 GLO: 2006 Term expires: GLV: 2014 GLQ: 2015 GLO: 2016	Mr. Crescenzi is a Trustee of Dean College. He has been a founder and investor of several start-up technology and service firms. He currently is the Founding Partner of Simply Tuscan Imports LLC since 2007. He also serves as a Director of two non-profit organizations. He retired from CSC Index as Executive Vice-President of Management Consulting Services.	3	None

John F. Mee 1943	Trustee	Trustee since: GLV: 2004 GLQ: 2005 GLO: 2006 Term expires: GLV: 2016 GLQ: 2014 GLO: 2015	Mr. Mee is an attorney practicing commercial law, family law, product liability and criminal law. Mr. Mee is currently a member of the Bar of the Commonwealth of Massachusetts. He serves on the Board of Directors of The College of the Holy Cross Alumni Association and Concord Carlisle Scholarship Fund, a Charitable Trust. Mr. Mee was from 1990 to 2009 an Advisor at the Harvard Law School Trial Advocacy Workshop.	3	None

Richard C. Rantzow 1938	Trustee	Trustee since: GLV: 2004 GLQ: 2005 GLO: 2006 Term expires: GLV: 2015 GLQ: 2016 GLO: 2014	Mr. Rantzow has over 40 years experience in the financial industry. His professional experience includes serving as an audit partner with Ernst & Young which specifically involved auditing financial institutions. Mr. Rantzow has also served in several executive positions in both financial and non-financial industries. Mr. Rantzow’s educational background is in accounting and he is a Certified Public Accountant who has continued to serve on several audit committees of various financial organizations.	3	Mr. Rantzow is a Trustee and Chairman of the Audit Committee of the Liberty All-Star Equity Fund and Director and Chairman of the Audit Committee of the Liberty All-Star Growth Fund, Inc.

Annual Report | October 31, 2014	57

Trustees & Officers	Clough Global Funds
October 31, 2014 (Unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Term of office and length of service with GLV[2], GLQ[3] & GLO[4]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[5]	Other Directorships Held by Trustee During the Past Five Years
Non-Interested Trustees/Nominees
Jerry G. Rutledge 1944	Trustee	Trustee since: GLV: 2004 GLQ: 2005 GLO: 2006 Term expires: GLV: 2014 GLQ: 2015 GLO: 2016	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge was from 1994 to 2007 a Regent of the University of Colorado. In addition, Mr. Rutledge is currently serving as a Director of the University of Colorado Hospital. Mr. Rutledge also served as a Director of the American National Bank from 1985 to 2009.	4	Mr. Rutledge is currently a Trustee of the Financial Investor Trust and the Principal Real Estate Income Fund.

Hon. Vincent W. Versaci 1971	Trustee	Trustee since: GLV: 2013 GLQ: 2013 GLO: 2013 Term expires: GLV: 2014 GLQ: 2015 GLO: 2016	Judge Versaci has served as a Judge in the New York State Courts since January 2003. Currently, Judge Versaci is assigned as an Acting Supreme Court Justice and presides over the Surrogate’s Court for Schenectady County, New York. Previously, Judge Versaci has served as an Adjunct Professor at Schenectady County Community College and a practicing attorney with an emphasis on civil and criminal litigation primarily in New York State Courts.	3	None

Interested Trustees6 / Nominees
Edmund J. Burke[7] 1961	Trustee and President	Trustee since: GLV: 2006 GLQ: 2006 GLO: 2006 Term expires: GLV: 2016 GLQ: 2014 GLO: 2015 President since: GLV: 2004 GLQ: 2005 GLO: 2006	Mr. Burke joined ALPS in 1991 and is currently the Chief Executive Officer and President of ALPS Holdings, Inc., and a Director of ALPS Advisors, Inc., ALPS Distributors, Inc., ALPS Fund Services, Inc., and ALPS Portfolio Solutions Distributor, Inc. Mr. Burke is also Director of Boston Financial Data Services. Mr. Burke is deemed an affiliate of each Fund as defined under the 1940 Act.	4	Mr. Burke is also Trustee, Chairman and President of Financial Investors Trust. Mr. Burke is a Trustee and Vice President of the Liberty All-Star Equity Fund and is a Director and Vice President of the Liberty All-Star Growth Fund, Inc.

James E. Canty[8] 1962	Trustee	Trustee since: GLV: 2004 GLQ: 2005 GLO: 2006 Term expires: GLV: 2015 GLQ: 2016 GLO: 2014	Mr. Canty is a founding partner and Portfolio Manager for Clough. Mr. Canty is deemed an affiliate of each Fund as defined under the 1940 Act. Mr. Canty is currently a member of the Board of Directors of Clough Offshore Fund, Ltd. and Clough Offshore Fund (QP), Ltd. Mr. Canty is also currently a Trustee of St. Bonaventure University. Mr. Canty is a Certified Public Accountant.	3	None

Clough Capital Partners, LP One Post Office Square 40th Floor Boston, MA 02109

58	www.cloughglobal.com

Clough Global Funds	Trustees & Officers
October 31, 2014 (Unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Term of office and length of service with GLV[2], GLQ[3] & GLO[4]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[5]	Other Directorships Held by Trustee During the Past Five Years
Officers
Jeremy O. May 1970	Treasurer	Officer since[9]: GLV: 2004 GLQ: 2005 GLO: 2006	Mr. May joined ALPS in 1995 and is currently President of ALPS and ALPS Distributors, Inc., and Executive Vice President and Director of ALPS Advisors, Inc. and ALPS Holdings, Inc. Mr. May is also Director of ALPS Portfolio Solutions Distributor, Inc. Mr. May is deemed an affiliate of each Fund as defined under the 1940 Act. Mr. May is also President, Chairman and Trustee of the ALPS Series Trust. Mr. May is also President, Chairman and Trustee of the Reaves Utility Income Fund. Mr. May is currently on the Board of Directors of the University of Colorado Foundation.	None	None
Erin D. Nelson, Esq. 1977	Secretary	Officer since[9]: GLV: 2004 GLQ: 2005 GLO: 2006	Ms. Nelson joined ALPS in 2003 and is currently Vice-President and Assistant General Counsel of ALPS Advisors, Inc. and Vice-President of ALPS Fund Services, Inc., and ALPS Portfolio Solutions Distributor, Inc. Ms. Nelson is also Secretary of ALPS ETF Trust, Liberty All-Star Growth Fund, Inc., Liberty All-Star Equity Fund and Principal Real Estate Income Fund. Ms. Nelson is deemed an affiliate of each Fund as defined under the 1940 Act.	None	None
Theodore J. Uhl 1974	Chief Compliance Officer	Officer since[9]: GLV: 2010 GLQ: 2010 GLO: 2010	Mr. Uhl joined ALPS in October 2006, and is currently Vice President and Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served as Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is currently Chief Compliance Officer of Centre Funds, Financial Investors Trust, and Transparent Value Trust.	None	None

Annual Report | October 31, 2014	59

Trustees & Officers	Clough Global Funds
October 31, 2014 (Unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Term of office and length of service with GLV[2], GLQ[3] & GLO[4]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[5]	Other Directorships Held by Trustee During the Past Five Years
Officers
Jill Kerschen 1975	Assistant Treasurer	Officer since[9]: GLV: 2013 GLQ: 2013 GLO: 2013	Ms. Kerschen joined ALPS in July 2013 and is currently a Fund Controller at ALPS. Ms. Kerschen is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Kerschen also serves as Treasurer of Reaves Utility Income Fund and Assistant Treasurer of the Westcore Funds and the Macquarie Global Infrastructure Total Return Fund. Prior to joining ALPS, Ms. Kerschen was Senior Manager, Financial & Tax Reporting at Great-West Financial from 2007 to 2013.	None	None

[1]	Address: 1290 Broadway, Suite 1100, Denver, Colorado 80203, unless otherwise noted.
[2]	GLV commenced operations on July 28, 2004.
[3]	GLQ commenced operations on April 27, 2005.
[4]	GLO commenced operations on April 25, 2006.
[5]

The Fund Complex for all Trustees, except Mr. Rutledge and Mr. Burke, consists of the Clough Global Allocation Fund, Clough Global Equity Fund and Clough Global Opportunities Fund. The Fund Complex for Mr. Rutledge and Mr. Burke consists of Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund and the Clough China Fund, a series of the Financial Investors Trust.

[6]	“Interested Trustees” refers to those Trustees who constitute “interested persons” of a Fund as defined in the 1940 Act.
[7]	Mr. Burke is considered to be an “Interested Trustee” because of his affiliation with ALPS, which acts as each Fund’s administrator.
[8]	Mr. Canty is considered to be an “Interested Trustee” because of his affiliation with Clough Capital Partners L.P., which acts as each Fund’s investment adviser.
[9]	Officers are elected annually and each officer will hold such office until a successor has been elected by the Board.

60	www.cloughglobal.com

Clough Capital Partners, LP

2014 Annual Report

ALPS
A DST Company

This Fund is neither insured nor guaranteed by the U.S. Government, the FDIC, the Federal Reserve Board or any other governmental agency or insurer.

For more information about the Fund, including a prospectus, please visit www.cloughglobal.com or call 1–877–256–8445.

1290 Broadway, Suite 1100, Denver, CO 80203

Item 2.	Code of Ethics.

(a)	The Registrant, as of the end of the period covered by the report, has adopted a Code of Ethics that applies to the Registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not Applicable.

(c)	During the period covered, by this report, no amendments were made to the provisions of the Code of Ethics adopted in 2 (a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provision of the Code of Ethics adopted in 2 (a) above were granted.

(e)	Not Applicable.

(f)	The Registrant’s Code of Ethics is attached as Exhibit 12.A.1 hereto.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the registrant has as least one audit committee financial expert serving on its Audit Committee. The Board of Trustees has designated Richard C. Rantzow as the Registrant’s “audit committee financial expert.” Mr. Rantzow is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Mr. Rantzow was the Chief Financial Officer and a Director of Ron Miller Associates, Inc. Prior to that, Mr. Rantzow was managing partner of the Memphis office of Ernst & Young until 1990.

Item 4.	Principal Accounting Fees and Services.

The following table sets forth the aggregate audit and non-audit fees billed to the registrant for each of the last three fiscal years for professional services rendered by the registrant’s principal accountant, Cohen Fund Audit Services, Ltd. (“Cohen”).

	Fiscal year ended October 31, 2014 (1)	Fiscal year ended March 31, 2014	Fiscal year ended March 31, 2013
(a) Audit Fees (2)	$20,500	$20,500	$20,000
(b) Audit-Related Fees (3)	0	0	0
(c ) Tax Fees (4)	3,000	3,000	3,000
(d) All Other Fees (5)	0	0	0
(g) Aggregate Non-Audit Fees (6)	3,000	3,000	3,000

(1)	In 2014, the registrant changed its fiscal year end to October 31, so this fiscal year consists of the seven months ended October 31, 2014.

(2)

Audit Fees are fees billed for professional services rendered by Cohen for the audit of the registrant’s annual financial statements and for the services that are normally provided by Cohen in connection with the statutory and regulatory filings or engagements.

(3)

Audit-Related Fees are fees billed for assurance and related services by Cohen that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the caption “Audit Fees”.

(4)

Tax Fees are fees billed for professional services rendered by Cohen for tax compliance, tax advice and tax planning. In all periods shown in the table, such services consisted of preparation of the registrant’s annual tax returns, excise tax returns, and review of dividend distribution calculation fees.

(5)	All Other Fees are fees billed for products and services provided by Cohen, other than the services reported under the captions “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.

(6)

Aggregate Non-Audit Fees are non-audit fees billed by Cohen for services rendered to the registrant, the registrant’s investment adviser (the “Adviser”) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the registrant (collectively, the “Covered Entities”). The Aggregate Non-Audit Fee includes the Tax Fees disclosed pursuant to Footnote 4 above. During all periods shown in the table, no portion of such fees related to services rendered by Cohen to the Adviser or any other Covered Entity.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s Audit Committee.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrant.

The registrant has a separately designated standing Audit Committee established in accordance with Section 3 (a)(58)(A) of the Exchange Act and is comprised of the following members:

Robert L. Butler

Adam D. Crescenzi

John F. Mee

Richard C. Rantzow, Committee Chairman

Jerry G. Rutledge

Hon. Vincent W. Versaci

Item 6.	Schedule of Investments.

(a)	Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit Ex.99. Item 7, is a copy of the policies and procedures of Clough Capital Partners L.P. (“Clough”), the investment adviser of the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies, October 31, 2014

Portfolio Managers Name	Title	Length of Service	Business Experience: 5 Years
Charles I. Clough, Jr.	Partner and Portfolio Manager	Since Inception	Founding Partner Clough Capital Partners L.P. Portfolio Manager for pooled investment accounts, separately managed accounts, and investment companies for over ten years.
Eric A. Brock	Partner and	Since Inception	Founding Partner Clough

	Portfolio Manager		Capital Partners L.P. Portfolio Manager for pooled investment accounts, separately managed accounts, and investment companies for over ten years.
James E. Canty	Partner and Portfolio Manager	Since Inception	Founding Partner of Clough Capital L.P. Portfolio Manager, Chief Financial Officer and General Counsel for pooled investment accounts, separately managed accounts, and investment companies for over ten years. Mr. Canty is currently a member of the Board of Directors of Clough Offshore Fund, Ltd and Clough Offshore Fund (QP), Ltd. and Board of Trustees of Clough Global Equity Fund and Clough Global Opportunities Fund. Because of his affiliation with Clough, Mr. Canty is an ‘‘interested’’ Trustee of the Registrant.

(a)(2) As of October 31, 2014, the Portfolio Managers listed above are also responsible for the day-to-day management of the following:

Portfolio Managers Name	Registered Investment Companies	Other Pooled Investment Vehicles (1)	Other Accounts(2)	Material Conflicts If Any

Charles I. Clough, Jr.	4 Accounts $2,437.4 million Total Assets	5 Accounts $1,408.8 million Total Assets	2 Accounts $308.2 million Total Assets	See below (3)
Eric A. Brock	4 Accounts $2,437.4 million Total Assets	5 Accounts $1408.8 million Total Assets	2 Accounts $308.2 million Total Assets	See below (3)
James E. Canty	4 Accounts $2,437.4 million Total Assets	5 Accounts $1408.8 million Total Assets	2 Accounts $308.2 million Total Assets	See below (3)

(1) The advisory fees are based in part on the performance for each account.

(2) The advisory fee is based in part on the performance for two accounts totaling $308.2 million in assets.

(3) Material Conflicts:

Material conflicts of interest may arise as a result of the fact that the Portfolio Managers also have day-to-day management responsibilities with respect to both the Registrant and the various accounts listed above (collectively with the Registrant, the “Accounts”). These potential conflicts include:

Limited Resources. The Portfolio Managers cannot devote their full time and attention to the management of each of the Accounts. Accordingly, the Portfolio Managers may be limited in their ability to identify investment opportunities for each of the Accounts that are as attractive as might be the case if the Portfolio Managers were to devote substantially more attention to the management of a single Account. The effects of this potential conflict may be more pronounced where the Accounts have different investment strategies.

Limited Investment Opportunities. If the Portfolio Managers identify a limited investment opportunity that may be appropriate for more than one Account, the investment opportunity may be allocated among several Accounts. This could limit any single Account’s ability to take full advantage of an investment opportunity that might not be limited if the Portfolio Managers did not provide investment advice to other Accounts.

Different Investment Strategies. The Accounts managed by the Portfolio Managers have differing investment strategies. If the Portfolio Managers determine that an investment opportunity may be appropriate for only some of the Accounts or decide that certain of the Accounts should take different positions with respect to a particular security, the Portfolio Managers may effect transactions for one or more Accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other Accounts.

Variation in Compensation. A conflict of interest may arise where Clough or Clough Associates, LLC, as applicable, is compensated differently by the Accounts that are managed by the Portfolio Managers. If certain Accounts pay higher management fees or performance-based incentive fees, the Portfolio Managers might be motivated to prefer certain Accounts over others. The Portfolio Managers might also be motivated to favor Accounts in which they have a greater ownership interest or Accounts that are more likely to enhance the Portfolio Managers’ performance record or to otherwise benefit the Portfolio Managers.

Selection of Brokers. The Portfolio Managers select the brokers that execute securities transactions for the Accounts that they supervise. In addition to executing trades, some brokers provide the Portfolio Managers with research and other services which may require the payment of higher brokerage fees than might otherwise be available. The Portfolio Managers’ decision as to the selection of brokers could yield disproportionate costs and benefits among the Accounts that they manage, since the research and other services provided by brokers may be more beneficial to some Accounts than to others.

(a)(3) Portfolio Manager Compensation as of October 31, 2014.

The Portfolio Managers Charles Clough, James Canty and Eric Brock own 100% of Clough. They each receive a fixed base salary determined based on market factors. Additionally, Clough distributes substantially all of its annual net profits to those three Portfolio Managers, with Mr. Clough receiving a majority share and the remainder being divided between Mr. Brock and Mr. Canty, with an additional smaller share allocated to four income partners.

(a)(4) Dollar Range of Securities Owned as of October 31, 2014.

Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Portfolio Managers

Charles I. Clough, Jr.	$1,000,001 +
Eric A. Brock	$10,001 - $50,000
James E. Canty	$100,001 - $500,000

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

None

Item 10.	Submission of Matters to Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) The Code of Ethics that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer is attached hereto as Exhibit 12.A.1.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.Cert.

(a)(3) Not applicable.

(b) A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.906Cert.

(c) The Proxy Voting Policies and Procedures are attached hereto as Ex99. Item 7.

(d) Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated September 21, 2009, the form of 19(a) Notices to Beneficial Owners are attached hereto as Exhibit 12(d).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLOUGH GLOBAL EQUITY FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President & Trustee

Date:	January 9, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

CLOUGH GLOBAL EQUITY FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President/Principal Executive Officer

Date:	January 9, 2015

By:	/s/ Jeremy O. May
Jeremy O. May
Treasurer/Principal Financial Officer

Date:	January 9, 2015